EXHIBIT 99.1

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                           IMPAC FUNDING CORPORATION,
                               as Master Servicer,

                         IMPAC CMB TRUST SERIES 2004-10,
                                    as Issuer

                                       and

                      DEUTSCHE BANK NATIONAL TRUST COMPANY,
                              as Indenture Trustee,

                          -----------------------------

                               SERVICING AGREEMENT

                          Dated as of November 24, 2004

                          -----------------------------


                                 Mortgage Loans

                         Impac CMB Trust Series 2004-10

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                                TABLE OF CONTENTS

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ARTICLE I

Definitions................................................................................2
     Section 1.01   Definitions............................................................2
     Section 1.02   Other Definitional Provisions..........................................2
     Section 1.03   Interest Calculations..................................................2

ARTICLE II

Representations and Warranties.............................................................3
     Section 2.01   Representations and Warranties Regarding the Master Servicer...........3
     Section 2.02   Existence..............................................................4
     Section 2.03   Enforcement of Representations and Warranties..........................4

ARTICLE III

Administration and Servicing of Mortgage Loans.............................................6
     Section 3.01   Master Servicer to Assure Servicing....................................6
     Section 3.02   Subservicing Agreements Between Master Servicer
                    and Subservicers ......................................................8
     Section 3.03   Successor Subservicers.................................................9
     Section 3.04   Liability of the Master Servicer.......................................9
     Section 3.05   Assumption or Termination of Subservicing Agreements by
                    Trustee................................................................9
     Section 3.06   Collection of Mortgage Loan Payments..................................10
     Section 3.07   Withdrawals from the Collection Account...............................12
     Section 3.08   Collection of Taxes Assessments and Similar Items;
                    Servicing Accounts....................................................15
     Section 3.09   Access to Certain Documentation and Information Regarding
                    the Mortgage Loans....................................................15
     Section 3.10   Maintenance of Primary Insurance Policies and the Radian
                    Policy; Collection Thereunder.........................................15
     Section 3.11   Maintenance of Hazard Insurance and Fidelity Coverage.................16
     Section 3.12   Due-on-Sale Clauses; Assumption Agreements............................18
     Section 3.13   Realization Upon Defaulted Mortgage Loans.............................19
     Section 3.14   Indenture Trustee to Cooperate; Release of Mortgage Files.............20
     Section 3.15   Master Servicing Compensation.........................................21
     Section 3.16   Annual Statements of Compliance.......................................22
     Section 3.17   Annual Independent Public Accountants' Servicing Report...............23
     Section 3.18   Optional Purchase of Defaulted Mortgage Loans.........................23
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
     Section 3.19   Information Required by the Internal Revenue Service Generally
                    and Reports of Foreclosures and Abandonments of Mortgaged
                    Property..............................................................23
     Section 3.20   Realization Upon Multifamily Loans....................................24
     Section 3.21   Title and Management of REO Properties Related
                    to Multifamily Loans..................................................26
     Section 3.22   Sale of Specially Serviced Mortgage Loans and Related
                    REO Properties........................................................27
     Section 3.23   Transfer of Servicing Between Master Servicer and Special
                    Servicer; Record Keeping..............................................29
     Section 3.24   Inspections...........................................................30
     Section 3.25   Available Information and Notices.....................................30

ARTICLE IV

Servicing Certificate.....................................................................32
     Section 4.01   Remittance Reports....................................................32
     Section 4.02   Reserved..............................................................32
     Section 4.03   Reserved..............................................................32
     Section 4.04   Advances..............................................................32
     Section 4.05   Compensating Interest Payments........................................33
     Section 4.06   Exchange Act Reporting................................................33

ARTICLE V

The Master Servicer.......................................................................36
     Section 5.01   Liability of the Master Servicer......................................36
     Section 5.02   Merger or Consolidation of or Assumption of the Obligations
                    of the Master Servicer................................................36
     Section 5.03   Limitation on Liability of the Master Servicer and Others.............36
     Section 5.04   Master Servicer Not to Resign.........................................37
     Section 5.05   Delegation of Duties..................................................39
     Section 5.06   Master Servicer to Pay Indenture Trustee's and Owner Trustee's
                    Fees and Expenses; Indemnification....................................38

ARTICLE VI

Default...................................................................................40
     Section 6.01   Servicing Default.....................................................40
     Section 6.02   Indenture Trustee to Act; Appointment of Successor....................42
     Section 6.03   Notification to Bondholders...........................................44
     Section 6.04   Waiver of Defaults ...................................................44

ARTICLE VII

Miscellaneous Provisions..................................................................46
     Section 7.01   Amendment.............................................................46
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
     Section 7.02   GOVERNING LAW.........................................................46
     Section 7.03   Notices...............................................................46
     Section 7.04   Severability of Provisions............................................47
     Section 7.05   Third-Party Beneficiaries.............................................47
     Section 7.06   Counterparts..........................................................47
     Section 7.07   Effect of Headings and Table of Contents..............................47
     Section 7.08   Termination...........................................................48
     Section 7.09   No Petition...........................................................48
     Section 7.10   No Recourse...........................................................48

ARTICLE VIII

Duties of the Master Servicer.............................................................49
     Section 8.01   Administrative Duties.................................................49
     Section 8.02   Records...............................................................50
     Section 8.03   Additional Information to be Furnished................................50

EXHIBIT C-1 - FORM OF CERTIFICATION TO BE PROVIDED BY
              THE MASTER SERVICER WITH FORM 10-K.........................................C-1-1

EXHIBIT C-2 - FORM OF FORM CERTIFICATION TO BE PROVIDED BY
              THE INDENTURE TRUSTEE WITH FORM 10-K.......................................C-2-1

EXHIBIT C-3 - FORM OF CERTIFICATION TO BE PROVIDED TO
              MASTER SERVICER BY THE INDENTURE TRUSTEE...................................C-3-1
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                                       iii
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            This Servicing Agreement, dated as of November 24, 2004, among Impac
Funding Corporation, as Master Servicer (the "Master Servicer" ), Impac CMB
Trust Series 2004-10, as Issuer (the "Issuer") and Deutsche Bank National Trust
Company, as Indenture Trustee (the "Indenture Trustee").

                          W I T N E S S E T H  T H A T :

            WHEREAS, pursuant to the terms of the Mortgage Loan Purchase Agreement and the Group 2 Subsequent Mortgage Loan Agreement, IMH Assets Corp. (the "Company" or the "Depositor") will acquire the Mortgage Loans and the Group 2 Subsequent Mortgage Loans;

            WHEREAS, the Company will create Impac CMB Trust Series 2004-10, a Delaware statutory trust, and will transfer the Mortgage Loans and the Group 2 Subsequent Mortgage Loans and all of its rights under the Mortgage Loan Purchase Agreement and the Group 2 Subsequent Mortgage Loan Agreement to the Issuer;

            WHEREAS, pursuant to the terms of an Amended and Restated Trust Agreement dated as of November 24, 2004 (the "Trust Agreement") among the Company, as depositor, Wilmington Trust Company, as owner trustee (the "Owner Trustee") and Deutsche Bank National Trust Company, as certificate registrar and certificate paying agent, the Company will convey the Mortgage Loans to the Issuer in exchange for the Certificates (as defined below);

            WHEREAS, pursuant to the terms of the Trust Agreement, the Issuer will issue and transfer to or at the direction of the Depositor, the Trust Certificates, Series 2004-10 (the "Certificates");

            WHEREAS, pursuant to the terms of an Indenture dated as of November 24, 2004 (the "Indenture") between the Issuer and Deutsche Bank National Trust Company (the "Indenture Trustee"), the Issuer will pledge the Mortgage Loans and issue and transfer to or at the direction of the Purchaser the Collateralized Asset-Backed Bonds, Series 2004-10, Class 1-A-1, Class 1-A-2, Class 2-A, Class 3-A-1, Class 3-A-2, Class 3-M-1, Class 3-M-2, Class 3-M-3, Class 3-M-4, Class 3-M-5, Class 4-A-1, Class 4-A-2, Class 4-M-1, Class 4-M-2 and Class 4-B Bonds (collectively, the "Bonds"); and

            WHEREAS, pursuant to the terms of this Servicing Agreement, the Master Servicer will service the Mortgage Loans set forth on the Mortgage Loan Schedule attached hereto as Exhibit A directly or through one or more Subservicers;

            NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

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                                    ARTICLE I

                                   Definitions

      Section 1.01 Definitions. For all purposes of this Servicing Agreement, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Definitions contained in Appendix A to the Indenture which is incorporated by reference herein. All other capitalized terms used herein shall have the meanings specified herein.

      Section 1.02 Other Definitional Provisions.

      (a) All terms defined in this Servicing Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

      (b) As used in this Servicing Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Servicing Agreement or in any such certificate or other document, and accounting terms partly defined in this Servicing Agreement or in any such certificate or other document, to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Servicing Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Servicing Agreement or in any such certificate or other document shall control.

      (c) The words "hereof," "herein," "hereunder" and words of similar import when used in this Servicing Agreement shall refer to this Servicing Agreement as a whole and not to any particular provision of this Servicing Agreement; Section and Exhibit references contained in this Servicing Agreement are references to Sections and Exhibits in or to this Servicing Agreement unless otherwise specified; and the term "including" shall mean "including without limitation".

      (d) The definitions contained in this Servicing Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as the feminine and neuter genders of such terms.

      (e) Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

      Section 1.03 Interest Calculations. All calculations of interest hereunder that are made in respect of the Stated Principal Balance of a Mortgage Loan shall be made on the basis of a 360-day year consisting of twelve 30-day months, notwithstanding the terms of the related Mortgage Note and Mortgage.


                                       2
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                                   ARTICLE II

                         Representations and Warranties

      Section 2.01 Representations and Warranties Regarding the Master Servicer. The Master Servicer represents and warrants to the Issuer and for the benefit of the Indenture Trustee, as pledgee of the Mortgage Loans, the Bond Insurer and the Bondholders, as of the Cut-off Date and the Closing Date, that:

            (i) The Master Servicer is a corporation duly organized, validly existing and in good standing under the laws of the State of California and has the corporate power to own its assets and to transact the business in which it is currently engaged. The Master Servicer is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it requires such qualification and in which the failure to so qualify would have a material adverse effect on the business, properties, assets, or condition (financial or other) of the Master Servicer or the validity or enforceability of the Mortgage Loans;

            (ii) The Master Servicer has the power and authority to make, execute, deliver and perform this Servicing Agreement and all of the transactions contemplated under this Servicing Agreement, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Servicing Agreement. When executed and delivered, this Servicing Agreement will constitute the legal, valid and binding obligation of the Master Servicer enforceable in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies;

            (iii) The Master Servicer is not required to obtain the consent of any other Person or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Servicing Agreement, except for such consent, license, approval or authorization, or registration or declaration, as shall have been obtained or filed, as the case may be;

            (iv) The execution and delivery of this Servicing Agreement and the performance of the transactions contemplated hereby by the Master Servicer will not violate any provision of any existing law or regulation or any order or decree of any court applicable to the Master Servicer or any provision of the certificate of incorporation or bylaws of the Master Servicer, or constitute a material breach of any mortgage, indenture, contract or other agreement to which the Master Servicer is a party or by which the Master Servicer may be bound;

            (v) No litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending (other than litigation with respect to which pleadings or documents have been filed with a court, but not served on the Master Servicer), or to the knowledge of the Master Servicer threatened, against the Master Servicer or any of its properties or with respect to this Servicing Agreement or the Bonds or the Certificates


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      which, to the knowledge of the Master Servicer, has a reasonable likelihood of resulting in a material adverse effect on the transactions contemplated by this Servicing Agreement; and

            (vi) The Master Servicer is a member of MERS in good standing, and will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS.

      The foregoing representations and warranties shall survive any termination of the Master Servicer hereunder.

      Section 2.02 Existence. The Issuer will keep in full effect its existence, rights and franchises as a statutory trust under the laws of the State of Delaware (unless it becomes, or any successor Issuer hereunder is or becomes, organized under the laws of any other state or of the United States of America, in which case the Issuer will keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Servicing Agreement.

      Section 2.03 Enforcement of Representations and Warranties. The Master Servicer, on behalf of and subject to the direction of the Indenture Trustee, as pledgee of the Mortgage Loans, or the Bond Insurer, shall enforce the representations and warranties and related obligations for breaches thereof of the Seller pursuant to the Mortgage Loan Purchase Agreement or the related Group 2 Subsequent Mortgage Loan Purchase Agreement. Upon the discovery by the Seller, the Master Servicer, the Indenture Trustee, the Bond Insurer or the Company of a breach of any of the representations and warranties made in the Mortgage Loan Purchase Agreement or Group 2 Subsequent Mortgage Loan Purchase Agreement in respect of any Mortgage Loan, or upon the occurrence of a Repurchase Event, which materially and adversely affects the interests of the Bondholders, the Certificateholders or the Bond Insurer, the party discovering the same shall give prompt written notice to the other parties. The Master Servicer shall promptly notify the Seller and request that, pursuant to the terms of the Mortgage Loan Purchase Agreement or the Group 2 Subsequent Mortgage Loan Purchase Agreement, the Seller either (i) cure such breach or Repurchase Event in all material respects or (ii) purchase such Mortgage Loan or the related Group 2 Subsequent Mortgage Loan, in each instance in accordance with the Mortgage Loan Purchase Agreement or the Group 2 Subsequent Mortgage Loan Purchase Agreement, provided that the Seller shall, subject to the conditions set forth in the Mortgage Loan Purchase Agreement, have the option to substitute an Eligible Substitute Mortgage Loan or Eligible Substitute Mortgage Loans for such Mortgage Loan. Monthly Payments due with respect to Eligible Substitute Mortgage Loans in the month of substitution shall not be part of the Trust Estate and will be retained by the Master Servicer and remitted by the Master Servicer to the Seller on the next succeeding Payment Date. For the month of substitution, distributions to the Payment Account pursuant to this Agreement will include the Monthly Payment due on a Deleted Mortgage Loan for such month and thereafter the Seller shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan. The Master Servicer shall amend or cause to be amended the Mortgage Loan Schedule to reflect the removal of such Mortgage Loan and the substitution of the Eligible Substitute Mortgage Loans and the Master Servicer shall promptly deliver the amended Mortgage Loan Schedule to the related Subservicer, the Bond Insurer, Owner Trustee and Indenture Trustee.


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      In connection with the substitution of one or more Eligible Substitute
Mortgage Loans for one or more Deleted Mortgage Loans, the Master Servicer will determine the amount (such amount, a "Substitution Adjustment Amount"), if any, by which the aggregate principal balance of all such Eligible Substitute Mortgage Loans as of the date of substitution is less than the aggregate principal balance of all such Deleted Mortgage Loans (after application of the principal portion of the Monthly Payments due in the month of substitution that are to be distributed to the Payment Account in the month of substitution). The Seller shall pay the Substitution Adjustment Amount to the Master Servicer and the Master Servicer shall deposit such Substitution Adjustment Amount into the Collection Account upon receipt.


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                                   ARTICLE III

                 Administration and Servicing of Mortgage Loans

      Section 3.01 Master Servicer to Assure Servicing. (a) The Master Servicer shall supervise, or take such actions as are necessary to ensure, the servicing and administration of the Mortgage Loans and any REO Property in accordance with this Servicing Agreement and its normal servicing practices, which generally shall conform to the standards of an institution prudently servicing mortgage loans for its own account and shall have full authority to do anything it reasonably deems appropriate or desirable in connection with such servicing and administration. The Master Servicer may perform its responsibilities relating to servicing through other agents or independent contractors, but shall not thereby be released from any of its responsibilities as hereinafter set forth. The authority of the Master Servicer, in its capacity as master servicer, and any Subservicer acting on its behalf, shall include, without limitation, the power to (i) consult with and advise any Subservicer regarding administration of a related Mortgage Loan, (ii) approve any recommendation by a Subservicer to foreclose on a related Mortgage Loan, (iii) supervise the filing and collection of insurance claims and take or cause to be taken such actions on behalf of the insured Person thereunder as shall be reasonably necessary to prevent the denial of coverage thereunder, and (iv) effectuate foreclosure or other conversion of the ownership of the Mortgaged Property securing a related Mortgage Loan, including the employment of attorneys, the institution of legal proceedings, the collection of deficiency judgments, the acceptance of compromise proposals, the filing of claims under any Primary Insurance Policy and the Radian Lender-Paid PMI Policy, and any other matter pertaining to a delinquent Mortgage Loan. The authority of the Master Servicer shall include, in addition, the power on behalf of the Bondholders, the Indenture Trustee, the Bond Insurer or any of them to
(i) execute and deliver customary consents or waivers and other instruments and documents, (ii) consent to transfer of any related Mortgaged Property and assumptions of the related Mortgage Notes and Security Instruments (in the manner provided in this Servicing Agreement) and (iii) collect any Insurance Proceeds and Liquidation Proceeds. Without limiting the generality of the foregoing, the Master Servicer and any Subservicer acting on its behalf may, and is hereby authorized, and empowered by the Indenture Trustee to, execute and deliver, on behalf of itself, the Bondholders, the Indenture Trustee, the Bond Insurer or any of them, any instruments of satisfaction, cancellation, partial or full release, discharge and all other comparable instruments, with respect to the related Mortgage Loans, the Insurance Policies and the accounts related thereto, and the Mortgaged Properties. The Master Servicer may exercise this power in its own name or in the name of a Subservicer.

      In accordance with the standards of the preceding paragraph, the Master Servicer shall advance or cause to be advanced funds as necessary for the purpose of effecting the payment of taxes and assessments on the Mortgaged Properties, which advances shall be reimbursable in the first instance from related collections from the Mortgagors pursuant to Section 3.08, and further as provided in Section 3.07; provided that the Master Servicer shall not be obligated to make such advance if, in its good faith judgment, the Master Servicer determines that such advance to be a Nonrecoverable Advance.

      The relationship of the Master Servicer (and of any successor to the Master Servicer under this Agreement) to the Indenture Trustee under this Agreement is intended by the parties to be that


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of an independent contractor and not that of a joint venturer, partner or agent;
provided, however, that the Master Servicer is authorized and empowered by the Indenture Trustee, on behalf of the Bondholders, the Bond Insurer and the Indenture Trustee, in its own name or in the name of any Subservicer, when the Master Servicer or such Subservicer, as the case may be, believes it is appropriate in its best judgment to register any Mortgage Loan on the MERS(R) System, or cause the removal from the registration of any Mortgage Loan on the MERS(R) System, to execute and deliver, on behalf of the Indenture Trustee, the Bond Insurer and the Bondholders or any of them, any and all instruments of assignment and other comparable instruments with respect to such assignment or re-recording of a Mortgage in the name of MERS, solely as nominee for the Indenture Trustee and its successors and assigns. Any expenses incurred in connection with the actions described in the preceding sentence shall be borne by the Master Servicer in accordance with Section 3.15, with no right of reimbursement; provided, that if, as a result of MERS discontinuing or becoming unable to continue operations in connection with the MERS System, it becomes necessary to remove any Mortgage Loan from registration on the MERS System and to arrange for the assignment of the related Mortgages to the Indenture Trustee, then any related expenses shall be reimbursable to the Master Servicer from the Trust Fund.

      (b) If the Mortgage relating to a Mortgage Loan did not have a lien senior to the Mortgage Loan on the related Mortgaged Property as of the related Cut-off Date, then the Master Servicer, in such capacity, may not consent to the placing of a lien senior to that of the Mortgage on the related Mortgaged Property.

      (c) The Master Servicer or the related Subservicer, as the case may be, shall be entitled to (A) execute assumption agreements, substitution agreements, and instruments of satisfaction or cancellation or of full release or discharge, or any other document contemplated by this Servicing Agreement and other comparable instruments with respect to the Mortgage Loans and with respect to the Mortgaged Properties subject to the Mortgages (and the Issuer and the Indenture Trustee each shall promptly execute any such documents on request of the Master Servicer and prepared by it) and (B) approve the granting of an easement thereon in favor of another Person, any alteration or demolition of the related Mortgaged Property or other similar matters, if it has determined, exercising its good faith business judgment in the same manner as it would if it were the owner of the related Mortgage Loan, that the security for, and the timely and full collectability of, such Mortgage Loan would not be adversely affected thereby. An assumption pursuant to this Section 3.01 is permitted solely if the creditworthiness of the prospective purchaser of a Mortgaged Property meets the same or better underwriting guidelines as those which were applied to the original borrower and the security for such Mortgage Loan is not impaired by the assumption. Any fee collected by the Master Servicer or the related Subservicer for processing such request will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

      (d) Notwithstanding the provisions of Subsection 3.01(a), the Master Servicer shall not take any action inconsistent with the interests of the Indenture Trustee, the Bond Insurer or the Bondholders or with the rights and interests of the Indenture Trustee, the Bond Insurer or the Bondholders under this Servicing Agreement.

      (e) The Indenture Trustee shall execute and return to the Master Servicer any limited powers of attorney and other documents in form as provided to it necessary or appropriate to enable the Master Servicer to service and administer the related Mortgage Loans and REO Property.


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

      Section 3.02 Subservicing Agreements Between Master Servicer and Subservicers. (a) The Master Servicer may enter into Subservicing Agreements with Subservicers for the servicing and administration of the Mortgage Loans and for the performance of any and all other activities of the Master Servicer hereunder. Each Subservicer shall be either (i) an institution the accounts of which are insured by the FDIC or (ii) another entity that engages in the business of originating or servicing mortgage loans comparable to the Mortgage Loans, and in either case shall be authorized to transact business in the state or states in which the related Mortgaged Properties it is to service are situated, if and to the extent required by applicable law to enable the Subservicer to perform its obligations hereunder and under the Subservicing Agreement, and in either case shall be a Freddie Mac or Fannie Mae approved mortgage servicer. Any Subservicing Agreement entered into by the Master Servicer shall include the provision that such Agreement may be immediately terminated (x) with cause and without any termination fee by any Master Servicer hereunder or (y) without cause in which case the Master Servicer shall be responsible for any termination fee or penalty resulting therefrom. In addition, each Subservicing Agreement shall provide for servicing of the Mortgage Loans consistent with the terms of this Servicing Agreement. With the consent of the Indenture Trustee and the Bond Insurer, the Master Servicer and the Subservicers may enter into Subservicing Agreements and make amendments to the Subservicing Agreements or enter into different forms of Subservicing Agreements providing for, among other things, the delegation by the Master Servicer to a Subservicer of additional duties regarding the administration of the Mortgage Loans; provided, however, that any such amendments or different forms shall be consistent with and not violate the provisions of this Servicing Agreement, and that no such amendment or different form shall be made or entered into which could be reasonably expected to be materially adverse to the interests of the Bond Insurer or the Bondholders, without the consent of the Holders of Bonds representing not less than a majority of the aggregate Bond Principal Balance of the Bonds.

      The Master Servicer has entered into Subservicing Agreements with the Initial Subservicers for the servicing and administration of the Mortgage Loans and may enter into additional Subservicing Agreements with Subservicers acceptable to the Indenture Trustee and the Bond Insurer for the servicing and administration of certain of the Mortgage Loans.

      (b) As part of its servicing activities hereunder, the Master Servicer, for the benefit of the Indenture Trustee, the Bond Insurer and the Bondholders, shall enforce the obligations of each Subservicer under the related Subservicing Agreement. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Subservicing Agreements and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. The Master Servicer shall pay the costs of such enforcement at its own expense, but shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement only to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loan or (ii) from a specific recovery of costs, expenses or attorneys' fees against the party against whom such enforcement is directed.


      (c) The Master Servicer represents that it has entered into a contract regarding the sale of sub-servicing rights with respect to the Group 1 Loans, Group 2 Loans and Group 3 Loans with GMAC Mortgage Corporation ("GMAC") and shall transfer the subservicing of the Group 1 Loans, Group 2 Loans and Group 3 Loans from Countrywide Home Loans Servicing LP to GMAC or an affiliate thereof on or about February 1, 2005. The Indenture Trustee and the Bond Insurer hereby consent to such transfer with respect to the Group 1 Loans, Group 2 Loans and Group 3 Loans. The Master Servicer represents that it has entered into a subservicing agreement with respect to the Group 4 Loans with Midland Loan Services, Inc.

      Section 3.03 Successor Subservicers. The Master Servicer shall be entitled to terminate any Subservicing Agreement that may exist in accordance with the terms and conditions of such Subservicing Agreement and without any limitation by virtue of this Servicing Agreement; provided, however, that upon termination, the Master Servicer shall either act as servicer of the related Mortgage Loan or enter into an appropriate contract with a successor Subservicer acceptable to the Indenture Trustee and the Bond Insurer pursuant to which such successor Subservicer will be bound by all relevant terms of the related Subservicing Agreement pertaining to the servicing of such Mortgage Loan.

      Section 3.04 Liability of the Master Servicer. (a) Notwithstanding any Subservicing Agreement, any of the provisions of this Servicing Agreement relating to agreements or arrangements between the Master Servicer and a Subservicer or reference to actions taken through a Subservicer or otherwise, the Master Servicer shall under all circumstances remain obligated and primarily liable to the Indenture Trustee, the Bondholders and the Bond Insurer for the servicing and administering of the Mortgage Loans and any REO Property in accordance with this Servicing Agreement. The obligations and liability of the Master Servicer shall not be diminished by virtue of Subservicing Agreements or by virtue of indemnification of the Master Servicer by any Subservicer, or any other Person. The obligations and liability of the Master Servicer shall remain of the same nature and under the same terms and conditions as if the Master Servicer alone were servicing and administering the related Mortgage Loans. The Master Servicer shall, however, be entitled to enter into indemnification agreements with any Subservicer or other Person and nothing in this Servicing Agreement shall be deemed to limit or modify such indemnification. For the purposes of this Servicing Agreement, the Master Servicer shall be deemed to have received any payment on a Mortgage Loan on the date the Subservicer received such payment; provided, however, that this sentence shall not apply to the Indenture Trustee as the successor Master Servicer; provided, further, however, that the foregoing provision shall not affect the obligation of the Master Servicer if it is also the Indenture Trustee to advance amounts which are not Nonrecoverable Advances.

      Any Subservicing Agreement that may be entered into and any transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such and not as an originator shall be deemed to be between the Subservicer and the Master Servicer alone, and the Indenture Trustee, the Bond Insurer and the Bondholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer except as set forth in Section 3.05.

      Section 3.05 Assumption or Termination of Subservicing Agreements by Indenture Trustee. (a) If the Indenture Trustee or a successor Master Servicer shall assume the servicing obligations of the Master Servicer in accordance with
Section 6.02 below, the Indenture Trustee, to the extent necessary to permit the Indenture Trustee to carry out the provisions of Section 6.02 with respect to the Mortgage Loans, shall succeed to all of the rights and obligations of the Master Servicer under each of the Subservicing Agreements. In such event, the Indenture Trustee or its designee as the successor master servicer shall be deemed to have assumed all of the Master Servicer's rights and obligations therein and to have replaced the Master Servicer as a party to such Subservicing Agreements to the same extent as if such Subservicing Agreements had been assigned to the Indenture Trustee or its designee as a successor master servicer, except that the Indenture Trustee or its designee as a successor master servicer shall not be deemed to have assumed any obligations or liabilities of the Master Servicer arising prior to such assumption (other than the obligation to make any Advances) and the Master Servicer shall not thereby be relieved of any liability or obligations under such Subservicing Agreements arising prior to such assumption. Nothing in the foregoing shall be deemed to entitle the Indenture Trustee or its designee as a successor master servicer at any time to receive any portion of the servicing compensation provided under
Section 3.15 except for such portion as the Master Servicer would be entitled to receive.

      (b) In the event that the Indenture Trustee or a successor Master Servicer assumes the servicing obligations of the Master Servicer under Section 6.02, upon the reasonable request of the Indenture Trustee or such successor Master Servicer, the Master Servicer shall at its own expense deliver to the Indenture Trustee, or to such successor Master Servicer, photocopies of all documents, files and records, electronic or otherwise, relating to the Subservicing Agreements and the related Mortgage Loans or REO Property then being serviced and an accounting of amounts collected and held by it, if any, and will otherwise cooperate and use its reasonable efforts to effect the orderly and efficient transfer of the Subservicing Agreements, or responsibilities hereunder to the Indenture Trustee, or to such successor Master Servicer.

      Section 3.06 Collection of Mortgage Loan Payments. (a) The Master Servicer will coordinate and monitor remittances by Subservicers to it with respect to the Mortgage Loans in accordance with this Servicing Agreement.

      (b) The Master Servicer shall make its best efforts to collect or cause to be collected all payments required under the terms and provisions of the Mortgage Loans and shall follow, and use its best efforts to cause Subservicers to follow, collection procedures comparable to the collection procedures of prudent mortgage lenders servicing mortgage loans for their own account to the extent such procedures shall be consistent with this Servicing Agreement. Consistent with the foregoing, the Master Servicer or the related Subservicer may in its discretion (i) waive or permit to be waived any late payment charge, prepayment charge, assumption fee, or any penalty interest in connection with the prepayment of a Mortgage Loan and (ii) suspend or reduce or permit to be suspended or reduced regular monthly payments for a period of up to six months, or arrange or permit an arrangement with a Mortgagor for a scheduled liquidation of delinquencies; provided, however, that the Master Servicer or the related Subservicer may permit the foregoing only if it believes, in good faith, that recoveries of Monthly Payments will be maximized; provided further, however, that Monthly Payments may not be suspended during the twelve months prior to the final maturity of the Bonds. In the event the Master Servicer or related Subservicer shall consent to the deferment of the due dates for payments due on a Mortgage Note, the Master Servicer shall nonetheless make an Advance or shall cause the related Subservicer to make an advance to the same extent as if such installment were due, owing and delinquent and had not been deferred through liquidation of the Mortgaged Property; provided, however, that the obligation of the Master Servicer or the related Subservicer to make an Advance shall apply only to the extent that the Master Servicer believes, in good faith, that such advances are not Nonrecoverable Advances.

      (c) Within five Business Days after the Master Servicer has determined that all amounts which it expects to recover from or on account of a Mortgage Loan have been recovered and that no further Liquidation Proceeds will be received in connection therewith, the Master Servicer shall cause the related Subservicer to provide to the Master Servicer a certificate of a Servicing Officer that such Mortgage Loan became a Liquidated Mortgage Loan as of the date of such determination. The Master Servicer shall provide to the Indenture Trustee and the Bond Insurer a monthly summary of each Mortgage Loan that became a Liquidated Mortgage Loan.

      (d) The Master Servicer shall establish a segregated account in the name of the Indenture Trustee (the "Collection Account"), which shall be an Eligible Account, in which the Master Servicer shall deposit or cause to be deposited any amounts representing payments on and any collections in respect of the Mortgage Loans due subsequent to the Cut-off Date (other than in respect of the payments referred to in the following paragraph) within two Business Days following receipt thereof (or otherwise on or prior to the Closing Date), including the following payments and collections received or made by it (without duplication):

            (i) all payments of principal, including Principal Prepayments, of or interest on the Mortgage Loans (including advances by a Subservicer) received by the Master Servicer directly from Mortgagors or from the respective Subservicer, net of any portion of the interest thereof retained by the Subservicer as subservicing fees;

            (ii) the aggregate Repurchase Price of the Mortgage Loans purchased by the Master Servicer pursuant to Section 3.18;

            (iii) Net Liquidation Proceeds;

            (iv) all proceeds of any Mortgage Loans repurchased by the Seller pursuant to the Mortgage Loan Purchase Agreement, and all Substitution Adjustment Amounts required to be deposited in connection with the substitution of an Eligible Substitute Mortgage Loan pursuant to the Mortgage Loan Purchase Agreement;

            (v) Insurance Proceeds, other than Net Liquidation Proceeds, resulting from any insurance policy maintained on a Mortgaged Property;

            (vi) any Advance and any Compensating Interest payments; and

            (vii) any other amounts received by the Master Servicer, including any fees or penalties not retained by a Subservicer, required to be deposited in the Collection Account pursuant to this Servicing Agreement.

provided, however, that with respect to each Due Period, the Master Servicer shall be permitted to retain from payments in respect of interest on the Mortgage Loans, the Servicing Fee for such Due Period. The foregoing requirements respecting deposits to the Collection Account are exclusive, it being understood that, without limiting the generality of the foregoing, the Master Servicer need not deposit in the Collection Account fees (including annual fees or assumption fees) or late charge and prepayment penalties, payable by Mortgagors, each as further described in Section 3.15, or amounts received by the Subservicer for the accounts of Mortgagors for application towards the payment of taxes, insurance premiums, assessments and similar items. In the event any amount not required to be deposited in the Collection Account is so deposited, the Master Servicer may at any time (prior to being terminated under this Agreement) withdraw such amount from the Collection Account, any provision herein to the contrary notwithstanding. The Master Servicer shall keep records that accurately reflect the funds on deposit in the Collection Account that have been identified by it as being attributable to the Mortgage Loans and shall hold all collections in the Collection Account for the benefit of the Owner Trustee, the Indenture Trustee, the Bond Insurer and the Bondholders, as their interests may appear. The Master Servicer shall remit all Foreclosure Profits to the Collection Account, to the extent not payable to the related Subservicer.

      Funds in the Collection Account may not be invested with, and shall not be commingled with, the Master Servicer's own funds or general assets or with funds respecting payments on mortgage loans or with any other funds not related to the Bonds. Funds in the Collection Account shall be invested solely in Eligible Investments, designated in the name of the Indenture Trustee, which shall mature not later than the Business Day next preceding the third Business Day prior to each Payment Date next following the date of such investment and shall not be sold or disposed of prior to maturity. All income and gain realized from any such investment shall be for the benefit of the Master Servicer or the related Subservicer. The amount of any losses incurred with respect to any such investments shall be deposited in the Collection Account by the Master Servicer.

      In the event the Indenture Trustee assumes the responsibilities of the Master Servicer under this Servicing Agreement upon a Servicing Default under
Section 6.01, the Indenture Trustee shall be entitled to reimburse itself for Advances pursuant to Sections 3.07(a)(v), (viii) and (ix) prior to reimbursement of the terminated Master Servicer or any successor Master Servicer.

      (e) The Master Servicer will require each Subservicer to hold all funds constituting collections on the Mortgage Loans, pending remittance thereof to the Master Servicer, in one or more accounts meeting the requirements of an Eligible Account, and invested in Eligible Investments, and in the name of the Indenture Trustee. The Subservicer shall segregate and hold all funds collected and received pursuant to each Mortgage Loan separate and apart from any of its own funds and general assets and any other funds. Each Subservicer shall make remittances to the Master Servicer no later than the eighteenth (18th) day of each month, commencing on the eighteenth (18th) day of the month next following the Closing Date, or if such eighteenth (18th) day is not a Business Day, the first Business Day immediately preceding such eighteenth (18th) day.

      Section 3.07 Withdrawals from the Collection Account. (a) The Master Servicer shall, from time to time as provided herein, make withdrawals from the Collection Account of amounts on deposit therein pursuant to Section 3.06 that are attributable to the Mortgage Loans for the following purposes (without duplication):

            (i) to deposit in the Payment Account, by the third Business Day prior to each Payment Date, the Available Funds required to be distributed as provided in the Indenture on a Payment Date;

            (ii) to the extent deposited to the Collection Account, to reimburse itself or the related Subservicer for previously unreimbursed expenses incurred in maintaining individual insurance policies pursuant to Sections
      3.10 or 3.11, or Liquidation Expenses, paid pursuant to Section 3.13 or otherwise reimbursable pursuant to the terms of this Servicing Agreement, such withdrawal right being limited to amounts received on the related Mortgage Loans (other than any Repurchase Price in respect thereto) which represent late recoveries of the payments for which such advances were made, or from related Liquidation Proceeds;

            (iii) to pay to itself out of each payment received on account of interest on a Mortgage Loan as contemplated by Section 3.15, an amount equal to the related Master Servicing Fee (to the extent not retained pursuant to Section 3.06);

            (iv) to pay to itself or the Seller, with respect to any Mortgage Loan or property acquired in respect thereof that has been purchased or otherwise transferred to the Seller, the Master Servicer or other entity, all amounts received thereon and not required to be distributed to Bondholders as of the date on which the related Purchase Price or Repurchase Price is determined;

            (v) to reimburse the Master Servicer or any Subservicer for any Advance of its own funds or any advance of such Subservicer's own funds, the right of the Master Servicer or a Subservicer to reimbursement pursuant to this subclause (v) being limited to amounts received (including, for this purpose, the Repurchase Price therefor, Insurance Proceeds and Liquidation Proceeds) which represent late payments or recoveries of the principal of or interest on such Mortgage Loan respecting which such Advance or advance was made;

            (vi) to reimburse the Master Servicer or any Subservicer from Insurance Proceeds or Liquidation Proceeds relating to a particular Mortgage Loan for amounts expended by the Master Servicer or such Subservicer pursuant to Section 3.13 in good faith in connection with the restoration of the related Mortgaged Property which was damaged by the Uninsured Cause or in connection with the liquidation of such Mortgage Loan;

            (vii) to pay the Master Servicer or any Subservicer (payment to any Subservicer to be subject to prior payment to the Master Servicer of an amount equal to the Subservicing Fee), as appropriate, from Liquidation Proceeds or Insurance Proceeds received in connection with the liquidation of any Mortgage Loan, the amount which it or such Subservicer would have been entitled to receive under subclause (iii) of this Subsection 3.07(a) as servicing compensation on account of each defaulted Monthly Payment on such Mortgage Loan if paid in a timely manner by the related Mortgagor, but only to the extent that the aggregate of Liquidation Proceeds and Insurance Proceeds with respect to such Mortgage Loan, after any reimbursement to the Master Servicer or any Subservicer, pursuant to other subclauses of this Subsection 3.07(a), exceeds the outstanding Stated Principal Balance of such Mortgage Loan plus accrued and unpaid interest thereon at the related Mortgage Rate less the Servicing Fee Rate to but not including the date of payment (in any event, the amount of servicing compensation received by a Subservicer and the Master Servicer with respect to any defaulted Monthly Payment shall not exceed the applicable Servicing Fee);

            (viii) to reimburse the Master Servicer or any Subservicer for advances of funds pursuant to Article III, the right to reimbursement pursuant to this subclause being limited to amounts received on the related Mortgage Loan (including, for this purpose, the

      Repurchase Price therefor, Insurance Proceeds and Liquidation Proceeds) which represent late recoveries of the payments for which such advances were made;

            (ix) to reimburse the Master Servicer or any Subservicer for any Nonrecoverable Advance previously made, and not reimbursed pursuant to this Subsection 3.07(a);

            (x) to deposit in the Payment Account, by the third Business Day prior to each Payment Date, the Indenture Trustee Fee and the Net Derivative Fee;

            (xi) to withdraw any other amount deposited in the Collection Account that was not required to be deposited therein pursuant to Section 3.06;

            (xii) to pay Radian the premium with respect to the Radian Lender-Paid PMI Policy;

            (xiii) to pay the Owner Trustee the Owner Trustee Fee and the Bond Insurer the Premium Amount;

            (xiv) to reimburse the Master Servicer for costs associated with the environmental report specified in Section 3.13(e); and

            (xv) clear and terminate the Collection Account following a termination of the Trust pursuant to Section 8.01 of the Trust Agreement.

In connection with withdrawals pursuant to clauses (ii), (iii), (iv), (v), (vi),
(vii) and (viii), the Master Servicer's entitlement thereto is limited to collections or other recoveries on the related Mortgage Loan, and the Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Collection Account pursuant to such clauses. Notwithstanding any other provision of this Servicing Agreement, the Master Servicer shall be entitled to reimburse itself for any previously unreimbursed expenses incurred pursuant to Section
3.13 or otherwise reimbursable expenses incurred pursuant to the terms of this Servicing Agreement, but only to the extent of collections or other recoveries on the related Mortgage Loan.

      (b) Notwithstanding the provisions of this Section 3.07, the Master Servicer may, but is not required to, allow the Subservicers to deduct from amounts received by them or from the related account maintained by a Subservicer, prior to deposit in the Collection Account, any portion to which such Subservicers are entitled as servicing compensation (including income on Eligible Investments) or reimbursement of any reimbursable Advances or Servicing Advances made by such Subservicers.

      Section 3.08 Collection of Taxes Assessments and Similar Items; Servicing Accounts.

      (a) The Master Servicer shall establish and maintain or cause the related Subservicer to establish and maintain, one or more Servicing Accounts. The Master Servicer or a Subservicer will deposit and retain therein all collections from the Mortgagors for the payment of taxes, assessments, insurance premiums, or comparable items as agent of the Mortgagors.

      (b) The deposits in the Servicing Accounts shall be held in trust by the Master Servicer or a Subservicer (and its successors and assigns) in the name of the Indenture Trustee. Such Servicing Accounts shall be Eligible Accounts and if permitted by applicable law, invested in Eligible Investments held in trust by the Master Servicer or a Subservicer as described above and maturing, or be subject to redemption or withdrawal, no later than the date on which such funds are required to be withdrawn, and in no event later than 45 days after the date of investment; withdrawals of amounts from the Servicing Accounts may be made only to effect timely payment of taxes, assessments, insurance premiums, or comparable items, to reimburse the Master Servicer or a Subservicer for any advances made with respect to such items, to refund to any Mortgagors any sums as may be determined to be overages, to pay interest, if required, to Mortgagors on balances in the Servicing Accounts or to clear and terminate the Servicing Accounts at or any time after the termination of this Servicing Agreement.

      Section 3.09 Access to Certain Documentation and Information Regarding the Mortgage Loans. The Master Servicer shall provide, and shall cause any Subservicer to provide, to the Indenture Trustee, the Bond Insurer and the Owner Trustee access to the documentation regarding the related Mortgage Loans and REO Property and to the Bondholders, the FDIC, and the supervisory agents and examiners of the FDIC access to the documentation regarding the related Mortgage Loans required by applicable regulations, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices of the Master Servicer or the Subservicers that are designated by these entities; provided, however, that, unless otherwise required by law, the Master Servicer or the Subservicer shall not be required to provide access to such documentation if the provision thereof would violate the legal right to privacy of any Mortgagor; provided, further, however, that the Indenture Trustee, the Bond Insurer and the Owner Trustee shall coordinate their requests for such access so as not to impose an unreasonable burden on, or cause an unreasonable interruption of, the business of the Master Servicer or any Subservicer. The Master Servicer and the Subservicers shall allow representatives of the above entities to photocopy any of the documentation and shall provide equipment for that purpose at a charge that covers their own actual out-of-pocket costs.

      Section 3.10 Maintenance of Primary Insurance Policies and the Radian Policy; Collection Thereunder.

      (a) The Master Servicer shall, or shall cause the related Subservicer to, exercise its best efforts to maintain and keep in full force and effect each Primary Insurance Policy by a Qualified Insurer, or other insurer satisfactory to the Bond Insurer and the Rating Agencies, with respect to each Mortgage Loan as to which as of the Cut-off Date a Primary Insurance Policy was in effect and the original principal amount of the related Mortgage Note exceeded 80% of the Original Value in an amount at least equal to the excess of such original principal amount over 75% of such Original Value until the principal amount of any such first lien Mortgage Loan is reduced below 80% of the Original Value or, based upon a new appraisal, the principal amount of such first lien Mortgage Loan represents less than 80% of the new appraised value. The Master Servicer shall, or shall cause the related Subservicer to, effect the timely payment of the premium on each Primary Insurance Policy. The Master Servicer and the related Subservicer shall have the power to substitute for any Primary Insurance Policy another substantially equivalent policy issued by another Qualified Insurer, provided, that, such substitution shall be subject to the condition that it will not cause the ratings on the Bonds to be downgraded or withdrawn, without taking into account the Bond Insurance Policy, as evidenced by a writing from each Rating Agency, and (ii) the Bond Insurer shall have consented thereto.

      (b) The Master Servicer shall take all such actions on behalf of the Trust as are necessary to service, maintain and administer the Radian Lender-Paid PMI Policy and to enforce the Trust's rights under the Radian Lender-Paid PMI Policy. The Master Servicer shall effect the timely payment of the Radian PMI Policy Fee. To the extent the Mortgagor with respect to a Radian PMI Insured Loan is delinquent, the Master Servicer shall advance the related Radian PMI Policy Fee as a Servicing Advance. Except as expressly set forth herein, the Master Servicer shall have full authority on behalf of the Trust to do anything it reasonably deems appropriate or desirable in connection with the servicing, maintenance and administration of the Radian Lender-Paid PMI Policy. The Master Servicer shall make its best efforts to file all insured claims under the Radian Lender-Paid PMI Policy and collect from Radian all Insurance Proceeds due to the Trust under the Radian Lender-Paid PMI Policy. The Master Servicer shall not take, or permit any Subservicer to take, any action which would result in non-coverage under the Radian Lender-Paid PMI Policy of any loss which, but for the actions of the Master Servicer or any Subservicer, would have been covered thereunder. To the extent coverage is available, the Master Servicer shall keep or cause to be kept in full force and effect the Radian Lender-Paid PMI Policy for the life of the Mortgage Loan. Neither the Master Servicer nor the Indenture Trustee shall terminate the Radian Lender-Paid PMI Policy with respect to any Mortgage Loan, except in accordance with the terms thereof. The Master Servicer shall cooperate with Radian and shall use its best efforts to furnish all reasonable aid, evidence and information in the possession of the Master Servicer or to which the Master Servicer has access with respect to any Radian PMI Insured Loan.

      (c) If Radian remains in default pursuant to the Radian Lender-Paid PMI Policy and may be terminated thereunder without payment of any further premium for such policy, the Master Servicer shall use its best efforts to replace such policy with a substitute policy at the same premium rate that is charged under the Radian Lender-Paid PMI Policy and with coverage for losses in amounts substantially similar to those under the Radian Lender-Paid PMI Policy. Any substitute policy shall be entered into only with the written consent of the Bond Insurer.

      Section 3.11 Maintenance of Hazard Insurance and Fidelity Coverage. (a) The Master Servicer shall maintain and keep, or cause each Subservicer to maintain and keep, with respect to each Mortgage Loan and REO Property, in full force and effect hazard insurance (fire insurance with extended coverage) acceptable to Fannie Mae equal to at least the lesser of the Stated Principal Balance of the Mortgage Loan or the current replacement cost of the Mortgaged Property, and containing a standard mortgagee clause, provided, however, that the amount of hazard insurance may not be less than the amount necessary to prevent loss due to the application of any co-insurance provision of the related policy. Unless applicable state law requires a higher deductible, the deductible on such hazard insurance policy may be no more than $1,000 or 1% of the applicable amount of coverage, whichever is less. In the case of a condominium unit or a unit in a planned unit development, the required hazard insurance shall take the form of a multi-peril policy covering the entire condominium project or planned unit development, in an amount equal to at least 100% of the insurable value based on replacement cost.

      (b) Any amounts collected by the Master Servicer or a Subservicer under any such hazard insurance policy (other than amounts to be applied to the restoration or repair of the Mortgaged Property or amounts released to the Mortgagor in accordance with the Master Servicer's or a Subservicer's normal servicing procedures, the Mortgage Note, the Security Instrument or applicable law) shall be deposited initially in a Collection Account, for transmittal to the Payment Account, subject to withdrawal pursuant to Section 3.07.

      (c) Any cost incurred by a Master Servicer or a Subservicer in maintaining any such hazard insurance policy shall not be added to the amount owing under the Mortgage Loan for the purpose of calculating monthly distributions to Bondholders, notwithstanding that the terms of the Mortgage Loan so permit. Such costs shall be recoverable by the Master Servicer or a Subservicer out of related late payments by the Mortgagor or out of Insurance Proceeds or Liquidation Proceeds or by the Master Servicer from the Repurchase Price, to the extent permitted by Section 3.07.

      (d) No earthquake or other additional insurance is to be required of any Mortgagor or maintained on property acquired with respect to a Security Instrument other than pursuant to such applicable laws and regulations as shall at any time be in force and shall require such additional insurance. When, at the time of origination of the Mortgage Loan or at any subsequent time, the Mortgaged Property is located in a federally designated special flood hazard area, the Master Servicer shall use its best efforts to cause with respect to the Mortgage Loans and each REO Property flood insurance (to the extent available and in accordance with mortgage servicing industry practice) to be maintained from a Qualified Insurer. Such flood insurance shall cover the Mortgaged Property, including all items taken into account in arriving at the Appraised Value on which the Mortgage Loan was based, and shall be in an amount equal to the lesser of (i) the Stated Principal Balance of the related Mortgage Loan and (ii) the minimum amount required under the terms of coverage to compensate for any damage or loss on a replacement cost basis, but not more than the maximum amount of such insurance available for the related Mortgaged Property under either the regular or emergency programs of the National Flood Insurance Program (assuming that the area in which such Mortgaged Property is located is participating in such program). Unless applicable state law requires a higher deductible, the deductible on such flood insurance may not exceed $1,000 or 1% of the applicable amount of coverage, whichever is less.

      (e) If insurance has not been maintained complying with Subsections 3.11
(a) and (d) and there shall have been a loss which would have been covered by such insurance had it been maintained, the Master Servicer shall pay, or cause the related Subservicer to pay, for any necessary repairs.

      (f) The Master Servicer shall present, or cause the related Subservicer to present, claims under any applicable Primary Insurance Policy or the related hazard insurance or flood insurance policy.

      (g) The Master Servicer shall obtain and maintain at its own expense and for the duration of this Servicing Agreement and shall cause each Subservicer to obtain and maintain a blanket fidelity bond and an errors and omissions insurance policy covering such Person's officers, employees and other persons acting on its behalf in connection with its activities under this Servicing Agreement or the related Subservicing Agreement. The amount of coverage shall be at least equal to the coverage maintained by the Master Servicer acceptable to the Bond Insurer and

Fannie Mae or Freddie Mac to service loans for it or otherwise in an amount as is commercially available at a cost that is generally not regarded as excessive by industry standards. The Master Servicer shall promptly notify the Indenture Trustee and the Bond Insurer of any material change in the terms of such bond or policy. The Master Servicer shall provide annually to the Indenture Trustee and the Bond Insurer a certificate of insurance that each such bond and policy are in effect. If any such bond or policy ceases to be in effect, the Master Servicer shall, to the extent possible, give the Indenture Trustee and the Bond Insurer ten days' notice prior to any such cessation and shall use its reasonable best efforts to obtain a comparable replacement bond or policy, as the case may be. Any amounts relating to the Mortgage Loans collected under each such bond or policy shall be deposited initially in a Collection Account for transmittal to the Payment Account, subject to withdrawal pursuant to Section 3.07.

      Section 3.12 Due-on-Sale Clauses; Assumption Agreements. (a) In any case in which the Master Servicer is notified by any Mortgagor or Subservicer that a Mortgaged Property relating to a Mortgage Loan has been or is about to be conveyed by the Mortgagor, the Master Servicer shall enforce, or shall instruct such Subservicer to enforce, any due-on-sale clause contained in the related Security Instrument to the extent permitted under the terms of the related Mortgage Note and by applicable law. The Master Servicer or the related Subservicer may repurchase a Mortgage Loan at the Repurchase Price when the Master Servicer requires acceleration of the Mortgage Loan, but only if the Master Servicer is satisfied, as evidenced by an Officer's Certificate delivered to the Indenture Trustee, that either (i) such Mortgage Loan is in default or default is reasonably foreseeable or (ii) if such Mortgage Loan is not in default or default is not reasonably foreseeable, such repurchase will have no adverse tax consequences for the Trust Estate or any Securityholder. If the Master Servicer reasonably believes that such due-on-sale clause cannot be enforced under applicable law or if the Mortgage Loan does not contain a due-on-sale clause, the Master Servicer is authorized, and may authorize any Subservicer, to consent to a conveyance subject to the lien of the Mortgage, and to take or enter into an assumption agreement from or with the Person to whom such property has been or is about to be conveyed, pursuant to which such Person becomes liable under the related Mortgage Note and unless prohibited by applicable state law, such Mortgagor remains liable thereon, on condition, however, that the related Mortgage Loan shall continue to be covered by a hazard policy and (if so covered before the Master Servicer or the related Subservicer enters into such agreement) by any Primary Insurance Policy; provided that any such action shall be in the best interest of the Trust. In connection with any such assumption, no material term of the related Mortgage Note may be changed. The Master Servicer shall forward to the Indenture Trustee the original copy of such assumption agreement, which copy shall be added by the Indenture Trustee to the related Mortgage File and which shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. A portion, equal to up to 2% of the Stated Principal Balance of the related Mortgage Loan, of any fee or additional interest collected by the Master Servicer or the related Subservicer for consenting in any such conveyance or entering into any such assumption agreement may be retained by the related Subservicer as additional servicing compensation.

      (b) Notwithstanding the foregoing paragraph or any other provision of this Servicing Agreement, the Master Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or any conveyance by the Mortgagor of the related Mortgaged Property or assumption of a Mortgage Loan which the Master Servicer reasonably believes it may be restricted by law from preventing, for any reason whatsoever or if the exercise of such right would impair or threaten to impair any recovery under any applicable insurance policy.

      Section 3.13 Realization Upon Defaulted Mortgage Loans. (a) The Master Servicer shall, or shall direct the related Subservicer to, foreclose upon or otherwise comparably convert the ownership of properties securing any Mortgage Loans that come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to
Section 3.06, except that the Master Servicer shall not, and shall not direct the related Subservicer to, foreclose upon or otherwise comparably convert a Mortgaged Property if there is evidence of toxic waste or other environmental hazards thereon unless the Master Servicer follows the procedures in Subsection
(e) below.

      (b) [Reserved]

      (c) In connection with such foreclosure or other conversion, the Master Servicer in conjunction with the related Subservicer, if any, shall use its best efforts to preserve REO Property and to realize upon defaulted Mortgage Loans in such manner (including short sales) as to maximize the receipt of principal and interest by the Bondholders, taking into account, among other things, the timing of foreclosure and the considerations set forth in Subsection 3.13(d). The foregoing is subject to the proviso that the Master Servicer shall not be required to expend its own funds in connection with any foreclosure or towards the restoration of any property unless it determines in good faith (i) that such restoration or foreclosure will increase the proceeds of liquidation of the Mortgage Loan to Bondholders after reimbursement to itself for such expenses and
(ii) that such expenses will be recoverable to it either through Liquidation Proceeds (respecting which it shall have priority for purposes of reimbursements from the Collection Account pursuant to Section 3.07) or through Insurance Proceeds (respecting which it shall have similar priority). The Master Servicer shall be responsible for all other costs and expenses incurred by it in any such proceedings; provided, however, that it shall be entitled to reimbursement thereof (as well as its normal servicing compensation), and in respect of any Subservicer only, to receive Foreclosure Profits as additional servicing compensation to the extent that transfers or withdrawals from the Collection Account with respect thereto are permitted under Section 3.07. Any income from or other funds (net of any income taxes) generated by REO Property shall be deemed for purposes of this Servicing Agreement to be Insurance Proceeds.

      (d) The Trust Estate shall not acquire any real property (or any personal property incident to such real property) except in connection with a default or reasonably foreseeable default of a Mortgage Loan. In the event that the Trust Estate acquires any real property (or personal property incident to such real property) in connection with a default or imminent default of a Mortgage Loan, such property shall be disposed of by the Master Servicer (or its agent) on behalf of the Trust Estate within two years after its acquisition by the Trust Estate.

      (e) With respect to any Mortgage Loan as to which the Master Servicer or a Subservicer has received notice of, or has actual knowledge of, the presence of any toxic or hazardous substance on the Mortgaged Property, the Master Servicer shall promptly notify the Indenture Trustee, the Owner Trustee and the Bond Insurer and shall act in accordance with any such directions and instructions provided by the Bond Insurer, or if a Bond Insurer Default exists, by the Indenture Trustee, as pledgee of the Issuer. Notwithstanding the preceding sentence of this Section 3.13(e), with respect to any Mortgage Loan described in such sentence, the Master Servicer shall, if requested by the Bond Insurer, obtain and deliver to the Issuer, the Indenture Trustee and the Bond Insurer an environmental audit report prepared by a Person who regularly conducts environmental audits using customary industry standards, a copy of which shall be delivered to the Issuer and the Indenture Trustee. The Master Servicer shall be entitled to reimbursement for such report pursuant to Section 3.07. If the Bond Insurer or the Indenture Trustee, as applicable, has not provided directions and instructions to the Master Servicer in connection with any such Mortgage Loan within 30 days of a request by the Master Servicer for such directions and instructions, then the Master Servicer shall take such action as it deems to be in the best economic interest of the Trust Estate (other than proceeding against the Mortgaged Property) and is hereby authorized at such time as it deems appropriate to release such Mortgaged Property from the lien of the related Mortgage. The parties hereto acknowledge that the Master Servicer shall not obtain on behalf of the Issuer a deed as a result or in lieu of foreclosure, and shall not otherwise acquire possession of or title to, or commence any proceedings to acquire possession of or title to, or take any other action with respect to, any Mortgaged Property, if the Owner Trustee, the Indenture Trustee or the Bond Insurer could reasonably be considered to be a responsible party for any liability arising from the presence of any toxic or hazardous substance on the Mortgaged Property, unless the Owner Trustee, the Indenture Trustee or the Bond Insurer has been indemnified to its reasonable satisfaction against such liability.

      Section 3.14 Indenture Trustee to Cooperate; Release of Mortgage Files.
(a) Upon payment in full of any Mortgage Loan or the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer will immediately notify the Indenture Trustee by a certification signed by a Servicing Officer in the form of the request for release (the "Request for Release") attached hereto as Exhibit B (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Payment Account have been or will be so deposited) and shall request delivery to the Master Servicer or Subservicer, as the case may be, of the Mortgage File. Upon receipt of such certification and request, the Custodian shall release the related Mortgage File to the Master Servicer or Subservicer and execute and deliver to the Master Servicer, without recourse, the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Security Instrument (furnished by the Master Servicer), together with the Mortgage Note with written evidence of cancellation thereon. In connection with the satisfaction of any MOM Loan, the Master Servicer is authorized to cause the removal from the registration on the MERS(R) System of such Mortgage.

      (b) From time to time as is appropriate, for the servicing or foreclosure of any Mortgage Loan or collection under an insurance policy, the Master Servicer may deliver to the Custodian a Request for Release signed by a Servicing Officer on behalf of the Master Servicer in substantially the form attached as Exhibit B hereto. Upon receipt of the Request for Release, the Indenture Trustee shall deliver the Mortgage File or any document therein to the Master Servicer or Subservicer, as the case may be, as bailee for the Indenture Trustee.

      (c) The Master Servicer shall cause each Mortgage File or any document therein released pursuant to Subsection 3.14(b) to be returned to the Indenture Trustee, when the need therefor no longer exists, and in any event within 21 days of the Master Servicer's receipt thereof, unless the Mortgage Loan has become a Liquidated Mortgage Loan and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Collection Account or such Mortgage File is being used to pursue foreclosure or other legal proceedings. Prior to return of a Mortgage File or any document to the Indenture Trustee, the Master Servicer, the related insurer or Subservicer to whom such file or document was delivered shall retain such file or document in its respective control as bailee for the Indenture Trustee unless the Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, to initiate or pursue legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non- judicially, and the Master Servicer has delivered to the Indenture Trustee a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. If a Mortgage Loan becomes a Liquidated Mortgage Loan, the Indenture Trustee shall deliver the Request for Release with respect thereto to the Master Servicer and upon deposit of the related Liquidation Proceeds in the Collection Account.

      (d) The Indenture Trustee shall execute and deliver to the Master Servicer any court pleadings, requests for trustee's sale or other documents necessary to
(i) the foreclosure or trustee's sale with respect to a Mortgaged Property; (ii) any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Security Instrument; (iii) obtain a deficiency judgment against the Mortgagor; or (iv) enforce any other rights or remedies provided by the Mortgage Note or Security Instrument or otherwise available at law or equity. Together with such documents or pleadings the Master Servicer shall deliver to the Indenture Trustee a certificate of a Servicing Officer in which it requests the Indenture Trustee to execute the pleadings or documents. The certificate shall certify and explain the reasons for which the pleadings or documents are required. It shall further certify that the Indenture Trustee's execution and delivery of the pleadings or documents will not invalidate any insurance coverage under the insurance policies or invalidate or otherwise affect the lien of the Security Instrument, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

      Section 3.15 Master Servicing Compensation. (a) As compensation for its activities hereunder, the Master Servicer shall be entitled to receive the Servicing Fee from full payments of accrued interest on each Mortgage Loan. The Master Servicer shall be solely responsible for paying any and all fees with respect to a Subservicer and the Trust Estate shall not bear any fees, expenses or other costs directly associated with any Subservicer.

      (b) The Master Servicer or the related Subservicer may retain additional servicing compensation in the form of prepayment charges, if any, a portion of the assumption fees up to 2% of the Stated Principal Balance of the related Mortgage Loan, tax service fees, fees for statement of account or payoff, late payment charges, or otherwise, to the extent such fees are collected from the related Mortgagors or, with respect to a Liquidated Mortgage Loan, to the extent such fees have accrued. The Master Servicer shall be required to pay all expenses it incurs in connection with servicing activities under this Servicing Agreement and shall not be entitled in connection with servicing activities under this Servicing Agreement to reimbursement except as provided in this Servicing Agreement. Expenses to be paid by the Master Servicer under this Subsection 3.15(b) shall include payment of the expenses of the accountants retained pursuant to Section 3.17.

      (c) The Master Servicer, or any Special Servicer acting on its behalf, shall be entitled to receive, as additional servicing compensation, to the extent permitted by applicable law and the related Mortgage Notes and Mortgages, any late payment charges or late fees, demand fees, assumption fees, loan modification fees, extension fees, consent fees, beneficiary statement charges, or similar items, in each case to the extent received with respect to any Specially Serviced Mortgage Loan.

      Furthermore, the Master Servicer, or any Special Servicer acting on its behalf, shall be entitled to receive, as additional servicing compensation, a Workout Fee; provided, however, that the Master Servicer, or any Special Servicer acting on its behalf, shall not enter into any workout arrangement with respect to any Multifamily Loan which will result in a Workout Fee without the consent of the Bond Insurer. If any Corrected Mortgage Loan again becomes a Specially Serviced Mortgage Loan, any right to the Workout Fee with respect to such Mortgage Loan earned in connection with the initial modification, restructuring or workout thereof shall terminate, and the Master Servicer, or any Special Servicer acting on its behalf, shall be entitled to a new Workout Fee for such Mortgage Loan upon resolution or workout of the subsequent event of default under such Mortgage Loan. If the Master Servicer, or any Special Servicer acting on its behalf, is terminated for any reason hereunder it shall retain the right to receive any Workout Fees payable in respect of any Mortgage Loans which became Corrected Mortgage Loans during the period that it acted as Master Servicer or Special Servicer, as applicable (and the successor Master Servicer or Special Servicer, as applicable, shall not be entitled to any portion of such Workout Fees), in each case until the Workout Fees for any such Mortgage Loan ceases to be payable in accordance with this paragraph.

      (d) In addition to other servicing compensation provided for in this Agreement, and not in lieu thereof, the Master Servicer, or any Special Servicer acting on its behalf, shall be entitled to (i) the Disposition Fee payable out of certain Liquidation Proceeds prior to the deposit of the Liquidation Proceeds in the Collection Account and (ii) a fee of 0.25% of the unpaid balance of any Mortgage Loan or Mortgage Loan relating to any REO Property repurchased from the Trust Fund pursuant to Section 2.03.

      Section 3.16 Annual Statements of Compliance. No later than March 1 of each year, commencing in March 2005, the Master Servicer at its own expense shall deliver to the Indenture Trustee, with a copy to the Bond Insurer and the Rating Agencies, an Officer's Certificate stating, as to the signer thereof, that (i) a review of the activities of the Master Servicer during the preceding calendar year and of performance under this Servicing Agreement has been made under such officer's supervision, (ii) to the best of such officer's knowledge, based on such review, the Master Servicer has fulfilled all its obligations under this Servicing Agreement for such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof including the steps being taken by the Master Servicer to remedy such default; (iii) a review of the activities of each Subservicer during the Subservicer's most recently ended calendar year on or prior to December 31 of the preceding year and its performance under its Subservicing Agreement has been made under such officer's supervision; and (iv) to the best of the Servicing Officer's knowledge, based on his review and the certification of an officer of the Subservicer (unless the Servicing Officer has reason to believe that reliance on such certification is not justified), either each Subservicer has performed and fulfilled its duties, responsibilities and obligations under this Servicing Agreement and its Subservicing Agreement in all material respects throughout the year, or, if there has been a default in performance or fulfillment of any such duties, responsibilities or obligations, specifying the nature and status of each such default known to the Servicing Officer. Copies of such statements shall be provided by the Master

Servicer to the Bondholders upon request or by the Indenture Trustee at the expense of the Master Servicer should the Master Servicer fail to provide such copies.

      Section 3.17 Annual Independent Public Accountants' Servicing Report. (a) No later than March 1 of each year, commencing in March 2005, the Master Servicer, at its expense, shall cause a firm of independent public accountants who are members of the American Institute of Certified Public Accountants and who are KPMG LLP (or a successor thereof) or are otherwise acceptable to the Bond Insurer to furnish a statement to the Master Servicer, which will be provided to the Indenture Trustee, the Bond Insurer and the Rating Agencies, to the effect that, in connection with the firm's examination of the Master Servicer's financial statements as of the end of the preceding calendar year, nothing came to their attention that indicated that the Master Servicer was not in compliance with Sections 3.06, 3.07 and 3.08 except for (i) such exceptions as such firm believes to be immaterial and (ii) such other exceptions as are set forth in such statement.

      (b) No later than March 1 of each year, commencing in March 2005, the Master Servicer, at its expense, shall or shall cause each Subservicer to cause a nationally recognized firm of independent certified public accountants to furnish to the Master Servicer or such Subservicer a report stating that (i) it has obtained a letter of representation regarding certain matters from the management of the Master Servicer or such Subservicer which includes an assertion that the Master Servicer or such Subservicer has complied with certain minimum mortgage loan servicing standards (to the extent applicable to residential mortgage loans) identified in the Uniform Single Attestation Program for Mortgage Bankers established by the Mortgage Bankers Association of America with respect to the servicing of first and second lien conventional single family mortgage loans during the most recently completed calendar year and (ii) on the basis of an examination conducted by such firm in accordance with standards established by the American Institute of Certified Public Accountants, such representation is fairly stated in all material respects, subject to such exceptions and other qualifications that may be appropriate. Immediately upon receipt of such report, the Master Servicer shall or shall cause each Subservicer to furnish a copy of such report to the Indenture Trustee, the Bond Insurer and the Rating Agencies.

      Section 3.18 Optional Purchase of Defaulted Mortgage Loans. The Master Servicer may, on behalf of the Issuer, but is not obligated to, repurchase from the Issuer any Mortgage Loan delinquent in payment for a period of 90 days or longer for a price equal to the Repurchase Price therefor. In addition, the Master Servicer must repurchase any Mortgage Loan which does not satisfy the requirements of 3.01(d) at a price equal to the Repurchase Price. Any such purchase shall be accomplished as provided in Subsection 2.03 hereof. Notwithstanding the foregoing, the Indenture Trustee, whether acting as Indenture Trustee or in the capacity of successor Master Servicer, shall have no obligation hereunder or under any other Basic Document to repurchase any Mortgage Loan.

      Section 3.19 Information Required by the Internal Revenue Service Generally and Reports of Foreclosures and Abandonments of Mortgaged Property. The Master Servicer shall prepare and deliver all federal and state information reports when and as required by all applicable state and federal income tax laws. In particular, with respect to the requirement under Section 6050J of the Code to the effect that the Master Servicer or Subservicer shall make reports of foreclosures and abandonments of any mortgaged property for each year beginning in 2004, the Master Servicer or Subservicer shall file reports relating to each instance occurring during the previous calendar year in which the Master Servicer (i) acquires an interest in any Mortgaged Property through foreclosure or other comparable conversion in full or partial satisfaction of a Mortgage Loan, or (ii) knows or has reason to know that any Mortgaged Property has been abandoned. The reports from the Master Servicer or Subservicer shall be in form and substance sufficient to meet the reporting requirements imposed by Section 6050J, Section 6050H (reports relating to mortgage interest received) and
Section 6050P of the Code (reports relating to cancellation of indebtedness).

      Section 3.20 Realization Upon Multifamily Loans. (a) With respect to any Specially Serviced Mortgage Loan, the Master Servicer, or any Special Servicer on its behalf, shall determine, in accordance with the servicing standards herein, whether to grant a modification, waiver or amendment of the terms of such Specially Serviced Mortgage Loan (subject to the limitations contained in Section 3.12), commence foreclosure proceedings or attempt to sell such Specially Serviced Mortgage Loan with reference to which course of action is reasonably likely to produce a greater recovery on a net present value basis with respect to such Specially Serviced Mortgage Loan.

      (b) In connection with any foreclosure or other acquisition, the Master Servicer shall pay the costs and expenses in any such proceedings as a Servicing Advance. If the Master Servicer, or any Special Servicer on its behalf, elects to proceed with a non-judicial foreclosure in accordance with the laws of the state where the related Mortgaged Property is located, the Master Servicer, or any Special Servicer on its behalf, shall not be required to pursue a deficiency judgment against the related Mortgagor or any other liable party if the laws of such state do not permit such a deficiency judgment after a non-judicial foreclosure or if the Master Servicer, or any Special Servicer on its behalf, determines, in its reasonable judgment, that, if a deficiency judgment is obtained, the likely recovery will not be sufficient to warrant the cost, time, expense and/or exposure of pursuing such a deficiency judgment.

      In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Indenture Trustee, or to its nominee (which shall not include the Master Servicer or any Special Servicer) or a separate trustee or co-trustee on behalf of the Indenture Trustee, as Indenture Trustee for the Bondholders. Notwithstanding any such acquisition of title and cancellation of the related Multifamily Loan, such Multifamily Loan shall (except for purposes of Section 8.01 of the Trust Agreement) be considered to be a Mortgage Loan held in the Trust Fund until such time as the related REO Property shall be sold by the Trust Fund and the Stated Principal Balance of each Multifamily Loan relating to an REO Property shall be reduced by any REO Proceeds allocated to principal. Consistent with the foregoing, for purposes of all calculations hereunder, so long as such Multifamily Loan shall be considered to be an Outstanding Mortgage Loan:

            (i) it shall be assumed that, notwithstanding that the indebtedness evidenced by the related Mortgage Note shall have been discharged, such Mortgage Note and, for purposes of determining the Stated Principal Balance thereof, the related amortization schedule in effect at the time of any such acquisition of title, remain in effect; and

            (ii) REO Proceeds received in any month shall be deemed to be treated first, as a recovery of any related and unreimbursed Servicing Advances and, if applicable, unpaid Liquidation Expenses; second, as a recovery of accrued and unpaid interest on the related Multifamily Loan related to the REO Property to, but not including, the Due Date in the Due

      Period of receipt; third, as a recovery of principal of the related Multifamily Loan related to the REO Property to the extent of its entire unpaid principal balance; and fourth, as a recovery of any other amounts deemed to be due and owing in respect of the related Multifamily Loan related to the REO Property.

      (c) Notwithstanding any provision to the contrary contained in this Agreement, the Master Servicer, or any Special Servicer acting on its behalf, shall not, on behalf of the Trust Fund, obtain title to a Mortgaged Property as a result of or in lieu of foreclosure or otherwise obtain title to any direct or indirect partnership interest or other equity interest in any Mortgagor pledged pursuant to a pledge agreement and thereby be the beneficial owner of a Mortgaged Property, and shall not otherwise acquire possession of, or take any other action with respect to, any Mortgaged Property if, as a result of any such action, the Indenture Trustee, for the Trust Fund or the Bondholders, would be considered to hold title to, to be a "mortgagee-in-possession" of, or to be an "owner" or "operator" of such Mortgaged Property within the meaning of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended from time to time, or any comparable law, unless the Master Servicer, or any Special Servicer acting on its behalf, has previously determined in accordance with the servicing standards herein, based on an updated Phase I Environmental Assessment report prepared (not more than 12 months prior to the taking of such action) by a Qualified Environmental Consultant, that:

            (A) the Mortgaged Property is in compliance with applicable environmental laws and regulations or, if not, that taking such actions as are necessary to bring the Mortgaged Property into compliance therewith is reasonably likely to produce a greater recovery on a present value basis than not taking such actions, and

            (B) there are no circumstances present at such Mortgaged Property relating to the use, management or disposal of any Hazardous Materials for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any applicable federal, state or local law or regulation, or that, if any such Hazardous Materials are present for which such action could be required, after consultation with a Qualified Environmental Consultant, taking such actions with respect to the Mortgaged Property is reasonably likely to produce a greater recovery on a present value basis than not taking such actions.

      In the event that the Phase I Environmental Assessment first obtained or updated by the Master Servicer, or any Special Servicer acting on its behalf, with respect to a Mortgaged Property indicates that such Mortgaged Property may not be in compliance with applicable environmental laws or that Hazardous Materials may be present but does not definitively establish such fact, the Master Servicer, or any Special Servicer acting on its behalf, shall cause such further environmental tests as the Master Servicer, or any Special Servicer acting on its behalf, shall deem prudent to protect the interests of Bondholders to be conducted by a Qualified Environmental Consultant. Any such tests shall be deemed part of the Phase I Environmental Assessment obtained by the Master Servicer, or any Special Servicer acting on its behalf, for purposes of this
Section 3.20. The Master Servicer shall pay for the cost of preparation of such Phase I Environmental Assessments as well as the cost of any remedial, corrective or other further action contemplated by clauses (A) and/or (B) of this Section 3.20(c) as a Servicing Advance, unless such Advance would be a Nonrecoverable Advance.

      (d) The Master Servicer, or any Special Servicer on its behalf, shall report to the IRS and to the related Mortgagor, in the manner required by applicable law, the information required to be reported regarding any Mortgaged Property which is abandoned or foreclosed. The Master Servicer, or any Special Servicer acting on its behalf, shall deliver a copy of any such report to the Indenture Trustee.

      Section 3.21 Title and Management of REO Properties Related to Multifamily Loans. (a) In the event that title to any Mortgaged Property related to a Multifamily Loan is acquired for the benefit of Bondholders in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be taken in the name of the Indenture Trustee, or its nominee (which shall not include the Master Servicer or any Special Servicer), or a separate trustee or co-trustee, on behalf of the Trust Fund and the Bondholders. The Master Servicer, or any Special Servicer on its behalf, shall maintain accurate records with respect to each related REO Property reflecting the status of taxes, assessments and other similar items that are or may become a lien on such REO Property and the status of insurance premiums payable with respect thereto.

      (b) The Master Servicer, or any Special Servicer on its behalf, shall have full power and authority, subject only to the specific requirements and prohibitions of this Agreement, to do any and all things in connection with any REO Property as are consistent with the servicing standards herein, all on such terms and for such period as the Master Servicer, or any Special Servicer on its behalf, deems to be in the best interests of Bondholders, and, in connection therewith, the Master Servicer, or any Special Servicer on its behalf, shall agree to the payment of management fees that are consistent with general market standards. The Master Servicer, or any Special Servicer on its behalf, shall segregate and hold all revenues received by it with respect to any REO Property separate and apart from its own funds and general assets and shall establish and maintain with respect to any REO Property a segregated custodial account (each, an "REO Account"), each of which shall be an Eligible Account and shall be entitled "Deutsche Bank National Trust Company, as indenture trustee, in trust for the registered holders of IMH Assets Corp., Collateralized Asset-Backed Bonds, Series 2004-10, REO Account." The Master Servicer, or any Special Servicer on its behalf, shall be entitled to any interest or investment income earned on funds deposited in an REO Account to the extent provided in Section 3.06(d). The Master Servicer, or any Special Servicer on its behalf, shall deposit or cause to be deposited in the related REO Account within two Business Days after receipt all REO Proceeds received by it with respect to any REO Property, and shall withdraw therefrom funds necessary for the proper operation, management and maintenance of such REO Property, including:

      (i) all insurance premiums and ground rents, if any, due and payable in respect of such REO Property;

      (ii) all real estate taxes and assessments in respect of such REO Property and such other Mortgaged Properties that may result in the imposition of a lien thereon; and

      (iii) all costs and expenses necessary to protect, maintain, manage, operate, repair and restore such REO Property.

      To the extent that such REO Proceeds are insufficient for the purposes set forth in clauses (i) through (iii) above, the Master Servicer shall make an Advance equal to the amount of such shortfall unless the Master Servicer determines, in its good faith judgment, that such Advance would be a Nonrecoverable Advance. The Master Servicer shall be entitled to reimbursement of such Advances (with interest) made pursuant to the preceding sentence, to the extent permitted pursuant to Section 3.07. The Master Servicer, or any Special Servicer on its behalf shall remit to the Master Servicer, from each REO Account for deposit in the Collection Account on a monthly basis prior to the third Business Day prior to the related Payment Date the REO Proceeds received or collected from the related REO Property, except that in determining the amount of such REO Proceeds, the Master Servicer, or any Special Servicer on its behalf, may retain in such REO Account reasonable reserves for repairs, replacements and necessary capital improvements and other related expenses.

      Section 3.22 Sale of Specially Serviced Mortgage Loans and Related REO Properties. (a) The Master Servicer shall appoint itself as Special Servicer or shall enter into (or have in place) a Subservicing Agreement with a Special Servicer (other than the Master Servicer) to service each Specially Serviced Mortgage Loan. With respect to any Specially Serviced Mortgage Loan or related REO Property which the Master Servicer, or any Special Servicer on its behalf, has determined to sell in accordance with Section 3.20 or otherwise, the Master Servicer, or any Special Servicer on its behalf, shall deliver to the Indenture Trustee and the Bond Insurer an Officers' Certificate to the effect that the Master Servicer, or any Special Servicer on its behalf, has determined to sell such Specially Serviced Mortgage Loan or REO Property in accordance with this
Section 3.22. The Master Servicer, or any Special Servicer on its behalf, will give the Indenture Trustee and the Bond Insurer not less than 10 Business Days' prior written notice of its intention to sell any Specially Serviced Mortgage Loan or REO Property. The Repurchase Price for any Specially Serviced Mortgage Loan or REO Property purchased under this Section 3.22(a) shall be deposited into the Collection Account, and the Indenture Trustee, upon receipt of an Officers' Certificate from the Master Servicer to the effect that such deposit has been made, shall release or cause to be released the related Mortgage File, and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, representation or warranty as shall be provided to it and are reasonably necessary to vest in the ownership of such Multifamily Loan or REO Property. In connection with any such purchase, the Master Servicer, or any Special Servicer acting on its behalf, shall deliver the related servicing file to the Person effecting such purchase.

      (b) If any Specially Serviced Mortgage Loan or REO Property is not purchased as described in the first sentence of Section 3.21(a) within 10 Business Days of the Indenture Trustee having received notice in respect thereof pursuant to Section 3.22(a) above, then either the Special Servicer or the Master Servicer, in that order, may, at its option, within 10 Business Days after the expiration of such 10 Business Day period, purchase (or designate an Affiliate thereof to purchase) such Mortgage Loan or REO Property out of the Trust Fund at a cash price equal to the Repurchase Price. The Repurchase Price for any such Mortgage Loan or REO Property purchased under this Section 3.22(b) shall be deposited into the Collection Account, and the Indenture Trustee, upon receipt of an Officers' Certificate from the Master Servicer to the effect that such deposit has been made, shall release or cause to be released to the Master Servicer or the Special Servicer (or the designated Affiliate thereof), as applicable, the related Mortgage File, and shall execute and deliver such instruments of transfer or assignments, in each case without recourse, representation or warranty as shall be provided to it and are reasonably necessary to vest in the Master Servicer or the Special Servicer (or the designated Affiliate thereof),as applicable, the ownership of such Mortgage Loan or REO Property. In connection with any such purchase by the Master Servicer, the Special Servicer, if any, shall deliver the related servicing file to the Master Servicer.

      (c) The Master Servicer, or any Special Servicer acting on its behalf, may offer to sell to any Person (including the Depositor, the Master Servicer and any Special Servicer) any Specially Serviced Mortgage Loan or REO Property not otherwise purchased pursuant to Section 3.22(a) or 3.22(b) if and when the Master Servicer, or any Special Servicer acting on its behalf, determines, consistent with the servicing standards herein, that such a sale would be in the best economic interests of the Bondholders and the Bond Insurer (as a collective whole). The Master Servicer, or any Special Servicer acting on its behalf, shall give the Indenture Trustee not less than 10 Business Days prior written notice of its intention to sell such Specially Serviced Mortgage Loan or REO Property, in which case the Master Servicer, or any Special Servicer acting on its behalf, shall accept any offer received from any Person that is determined by the Master Servicer, or any Special Servicer acting on its behalf, to be a fair cash price, as determined in accordance with Section 3.22(b), for such Specially Serviced Mortgage Loan or REO Property if the offeror is a Person other than the Master Servicer, or any Special Servicer acting on its behalf, or an Affiliate thereof, or is determined to be such a price by an independent appraiser if the offeror is the Master Servicer, or any Special Servicer acting on its behalf, or an Affiliate thereof; provided, however, that any offer by an Interested Person in the amount of the Repurchase Price shall be deemed to be a fair cash price. Notwithstanding anything to the contrary herein, neither the Indenture Trustee in its individual capacity nor any of its Affiliates, may make an offer to purchase or purchase any Specially Serviced Mortgage Loan or any REO Property pursuant hereto. In addition, in the event that the Master Servicer, or any Special Servicer acting on its behalf, receives more than one fair offer with respect to any Specially Serviced Mortgage Loan or REO Property, the Master Servicer, or any Special Servicer acting on its behalf, may accept an offer that is not the highest fair cash offer if it determines, in accordance with the servicing standards herein, that acceptance of such offer would be in the best interests of the Bondholders and the Bond Insurer (for example, if the prospective buyer making the lower cash offer is more likely to perform its obligations, or the terms offered by the prospective buyer making the lower cash offer are more favorable). The Master Servicer, or any Special Servicer acting on its behalf, shall use its best efforts in accordance with the servicing standards herein, to sell any REO Property no later than the day prior to the Determination Date immediately prior to the Final Scheduled Payment Date.

      (d) In determining whether any offer received represents a fair price for any Specially Serviced Mortgage Loan or any REO Property, the Master Servicer, or any Special Servicer acting on its behalf, shall be entitled to engage and may conclusively rely on the opinion of an Independent appraiser or other expert in real estate matters retained by the Master Servicer, or any Special Servicer acting on its behalf, the cost of which shall be advanced as a Servicing Advance, unless such Servicing Advance would be a Nonrecoverable Advance. In determining whether any offer constitutes a fair price for any Specially Serviced Mortgage Loan or any REO Property, the Master Servicer, or any Special Servicer acting on its behalf (or, if applicable, such appraiser) shall take into account, and any appraiser or other expert in real estate matters shall be instructed to take into account, any appraisal obtained and, as applicable, among other factors, the period and amount of any delinquency on such Specially Serviced Mortgage Loan, the physical (including environmental) condition of the related Mortgaged Property or such REO Property, the state of the local economy and the Trust Fund's obligation to dispose of any REO Property within the time period specified in Section 3.21(a).

      (e) Subject to the provisions of Section 3.21, the Master Servicer, or any Special Servicer acting on its behalf, shall act on behalf of the Trust Fund and the Bond Insurer in negotiating and taking any other action necessary or appropriate in connection with the sale of any Specially Serviced Mortgage Loan or REO Property, including the collection of all amounts payable in connection therewith. Any sale of a Specially Serviced Mortgage Loan or any REO Property shall be without recourse to, or representation or warranty by, the Indenture Trustee, the Depositor, the Bond Insurer, the Master Servicer, any Special Servicer or the Trust Fund (except that any contract of sale and assignment and conveyance documents may contain customary warranties of title and condition, so long as the only recourse for breach thereof is to the Trust Fund), and, if such sale is consummated in accordance with the duties of the Master Servicer, any Special Servicer, the Depositor and the Indenture Trustee pursuant to the terms of this Servicing Agreement, no such Person who so performed shall have any liability to the Trust Fund or any Bondholder with respect to the purchase price therefor accepted by the Master Servicer, or any Special Servicer acting on its behalf.

      (f) Liquidation Proceeds related to any such sale shall be promptly, and in any event within one Business Day following receipt thereof, deposited in the Collection Account in accordance with Section 3.06(d).

      Section 3.23 Transfer of Servicing Between Master Servicer and Special Servicer; Record Keeping. (a) Upon determining that any Multifamily Loan has become a Specially Serviced Mortgage Loan, the Master Servicer shall immediately give notice thereof, together with a copy of the related Mortgage File, to a Special Servicer and shall use its best efforts to provide such Special Servicer with all information, documents but excluding the original documents constituting such Mortgage File) and records (including records stored electronically on computer tapes, magnetic discs and the like) relating to such Multifamily Loan and reasonably requested by the Special Servicer to enable it to assume its duties hereunder with respect thereto without acting through a Subservicer. The Master Servicer shall use its best efforts to comply with the preceding sentence within five Business Days of the date such Multifamily Loan became a Specially Serviced Mortgage Loan and in any event shall continue to act as Master Servicer and administrator of such Multifamily Loan (i) if the Master Servicer does not exercise such discretion or (ii) until the Special Servicer has commenced the servicing of such Multifamily Loan, which shall occur upon the receipt by the Special Servicer of the information, documents and records referred to in the preceding sentence. No later than 10 Business Days before the Master Servicer is required to deliver a copy of the Mortgage File to the Special Servicer, it shall review the Mortgage File and request from the Indenture Trustee any material documents that it is aware are missing from the Mortgage File to the extent that the Indenture Trustee has such documents. With respect to each Multifamily Loan that becomes a Specially Serviced Mortgage Loan, the Master Servicer shall instruct the related Mortgagor to continue to remit all payments in respect of such Mortgage Loan to the Master Servicer. Upon determining that a Multifamily Loan is no longer a Specially Serviced Mortgage Loan, the Special Servicer shall immediately give notice thereof to the Master Servicer and upon giving such notice, the Special Servicer's obligation to service such Multifamily Loan shall terminate and the obligations of the Master Servicer to service and administer such Multifamily Loan as a Mortgage Loan that is not a Specially Serviced Mortgage Loan shall resume.

      (b) In servicing any Specially Serviced Mortgage Loan, the Special Servicer shall provide to the Indenture Trustee originals of documents included within the definition of "Mortgage File" for inclusion in the related Mortgage File (to the extent such documents are in the possession of the Special Servicer) and copies of any additional related Mortgage Loan information, including correspondence with the related Mortgagor, and the Special Servicer shall provide copies of the foregoing to the Master Servicer, including, without limitation, electronic data and/or files in CMSA IRP format.

      (c) The Master Servicer shall maintain ongoing payment records with respect to each of the Specially Serviced Mortgage Loans and shall provide any Special Servicer with any information reasonably required by the Special Servicer to perform its duties under this Agreement. Any Special Servicer shall provide the Master Servicer with any information the Master Servicer reasonably requires to perform its duties under this Agreement.

      (d) In the event that the Special Servicer is required under the terms of this Agreement to service, or perform any of its duties hereunder with respect to, a Mortgage Loan that is not a Specially Serviced Mortgage Loan, the Master Servicer shall provide the Special Servicer with a copy of any document contained in the Mortgage File that is necessary for the Special Servicer to perform any of its duties hereunder. Upon request, the Master Servicer shall provide the Special Servicer, at the Special Servicer's expense, with a copy of any document contained in the Mortgage File that is not currently necessary for the Special Servicer to perform its duties hereunder.

      Section 3.24 Inspections. Commencing in 2004, the Master Servicer (or, with respect to Specially Serviced Mortgage Loans and the related REO Properties, any Special Servicer) shall, with respect to each Multifamily Loan, inspect or cause to be inspected the related Mortgaged Property (i) when the Master Servicer determines that it is prudent to conduct such an inspection,
(ii) with respect to any Multifamily Loan with a Stated Principal Balance of greater than $1,000,000, at least once every year and (ii) with respect to any Multifamily Loan with a Stated Principal Balance of less than or equal to $1,000,000, at least once every two years. Promptly after a Multifamily Loan becomes a Specially Serviced Mortgage Loan (and in any event within 60 days thereafter), the Master Servicer, or any Special Servicer on its behalf, shall inspect the Mortgaged Property. The annual inspections will be done at the expense of the servicer performing the inspection. The inspection done at the time a Mortgage Loan becomes a Specially Serviced Mortgage Loan will be an expense of the Trust Fund. The Master Servicer and any Special Servicer shall each prepare or cause to be prepared as soon as reasonably possible a written report of each such inspection and shall deliver a copy of such report (which may be in electronic format) to the Bond Insurer and each Rating Agency within 15 days after the preparation thereof.

      Section 3.25 Available Information and Notices. Upon request, the Master Servicer, or any Special Servicer on its behalf, shall promptly furnish to each Rating Agency, the Bond Insurer and the Indenture Trustee (in written or electronic format) annual reports of each Mortgagor with respect to the net operating income and occupancy rates required to be delivered by the related Mortgagor and actually received by the Master Servicer, or any Special Servicer on its behalf, with respect to Specially Serviced Mortgage Loans, to the extent that delivery of such items is consistent with applicable law and the related Mortgage Loan documents. Upon request, the Master Servicer, or any Special Servicer on its behalf, shall promptly furnish to each Rating Agency, the Bond Insurer and the Indenture Trustee (in written or electronic format) all rent rolls and sales reports with respect to Specially Serviced Mortgage Loans, to the extent they are delivered by the related Mortgagor to the Master Servicer, or any Special Servicer on its behalf, and to the extent that delivery of such items is consistent with applicable law and the related Mortgage Loan documents. The Master Servicer, or any Special Servicer on its behalf, shall promptly notify each Rating Agency, the Bond Insurer and the Indenture Trustee if it obtains knowledge of any material uninsured damage to a Mortgaged Property that relates to a Specially Serviced Mortgage Loan. In addition to the other reports and information made available and distributed pursuant to other provisions of this Agreement, the Master Servicer and any Special Servicer shall, in accordance with such reasonable rules and procedures as it may adopt, also make available any information relating to the Multifamily Loans and the related Mortgaged Properties or the related Mortgagors for review by the Bond Insurer, the Depositor, the Rating Agencies and the Indenture Trustee. The Master Servicer and any Special Servicer acting on its behalf, as the case may be, will also make such information available to any Person that is a Bondholder or potential Bondholder.

                                   ARTICLE IV

                              Servicing Certificate

      Section 4.01 Remittance Reports. On the Business Day following each Determination Date, the Master Servicer shall deliver to the Indenture Trustee and the Bond Insurer a report, prepared as of the close of business on the Determination Date (the "Remittance Report"), in the form of a magnetic tape or disk or such other method as to which the Master Servicer and the Indenture Trustee shall agree. The Remittance Report and any written information supplemental thereto shall include such information with respect to the Mortgage Loans that is reasonably available to the Master Servicer and that is required by the Indenture Trustee for purposes of making the calculations and providing the reports referred to in the Indenture, as set forth in written specifications or guidelines issued by the Indenture Trustee from time to time.

      In addition, prior to each Payment Date, the Master Servicer shall determine the total amount of Realized Losses, if any, that resulted from any Cash Liquidation, Debt Service Reduction, Deficient Valuation or REO Disposition that occurred during the related Collection Period. The amount of each Realized Loss shall be evidenced by an Officer's Certificate delivered to the Indenture Trustee and the Bond Insurer with the related Remittance Report.

      The determination by the Master Servicer of such amounts shall, in the absence of obvious error, be presumptively deemed to be correct for all purposes hereunder and the Owner Trustee and Indenture Trustee shall be protected in relying upon the same without any independent check or verification. The Indenture Trustee shall have no obligation to recompute, recalculate or verify any information provided to it by the Master Servicer.

      Section 4.02 Reserved.

      Section 4.03 Reserved.

      Section 4.04 Advances. If any Monthly Payment on a Mortgage Loan that was due on the immediately preceding Due Date or due during the related Collection Period and delinquent on the Determination Date is delinquent other than as a result of application of the Relief Act, the Master Servicer will deposit in the Collection Account not later than the third Business Day immediately preceding the related Payment Date an amount equal to such Monthly Payment net of the related Servicing Fee for such Mortgage Loan, except to the extent the Master Servicer or the related Subservicer determines any such advance to be nonrecoverable from Liquidation Proceeds, Insurance Proceeds or future payments on any Mortgage Loan. Subject to the foregoing and in the absence of such a determination, the Master Servicer shall continue to make such advances through the date that the related Mortgaged Property has, in the judgment of the Master Servicer, been completely liquidated. No later than the fourth Business Day preceding each Payment Date, the Master Servicer shall present an Officer's Certificate to the Indenture Trustee and the Bond Insurer with respect to the Mortgage Loans, (i) stating that the Master Servicer elects not to make an Advance in a stated amount and (ii) detailing the reason it deems the advance to be a Nonrecoverable Advance. The Master Servicer will include in the Remittance Report a list of each Mortgage Loan for which it does not make an Advance in accordance with this Section.

      Such Advances may be made in whole or in part from funds in the Collection Account being held for future distribution or withdrawal on or in connection with Payment Dates in subsequent months. Any funds being held for future distribution to Securityholders and so used shall be replaced by the Master Servicer from its own funds by deposit in the Collection Account on or before the fourth Business Day preceding any Payment Date to the extent that funds in the Collection Account with respect to such Payment Date shall be less than payments to Securityholders required to be made on such date.

      In the event that the Master Servicer determines that, with respect to any Payment Date, it will be unable to deposit in the Collection Account an amount equal to the Advance required to be made not later than the third Business Day immediately preceding the related Payment Date in the amount determined by the Master Servicer pursuant to this Section 4.04, it shall give notice to the Indenture Trustee of its inability to Advance (such notice may be given by telecopy), not later than 4:00 PM, New York time, on the third Business Day immediately preceding the related Payment Date, specifying the portion of such amount that it will be unable to deposit. Not later than 12:00 PM, New York time, on the related Payment Date, unless by such time the Master Servicer shall have directly or indirectly deposited in the Payment Account the entire amount of the Advances required to be made for the related Payment Date, pursuant to this Section 4.04, the Indenture Trustee shall (a) terminate all of the rights and obligations of the Master Servicer under this Servicing Agreement in accordance with Section 6.01 and (b) assume the rights and obligations of the Master Servicer hereunder, including the obligation to deposit in the Payment Account an amount equal to the Advance for the Payment Date.

      Section 4.05 Compensating Interest Payments. The Master Servicer shall deposit in the Collection Account not later than the third Business Day preceding the Payment Date an amount equal to the Compensating Interest for the related Determination Date. The Master Servicer shall not be entitled to any reimbursement of any Compensating Interest payment.

      Section 4.06 Exchange Act Reporting. (a) The Indenture Trustee and the Master Servicer shall reasonably cooperate with the Issuer and the Depositor in connection with the Trust's satisfying the reporting requirements under the Exchange Act. The Indenture Trustee shall prepare on behalf of the Trust any Forms 8-K and 10-K customary for similar securities as required by the Exchange Act and the Rules and Regulations of the Commission thereunder, and the Master Servicer shall sign (or shall cause another entity acceptable to the Commission to sign) and the Indenture Trustee shall file (via the Commission's Electronic Data Gathering and Retrieval System) such forms on behalf of the Depositor or Issuer (or such other entity). The Depositor and the Issuer hereby grant to the Indenture Trustee a limited power of attorney to execute any Form 8-K and file each such document on behalf of the Depositor and the Issuer. Such power of attorney shall continue until the earlier of (i) receipt by the Indenture Trustee from the Depositor and the Issuer of written termination of such power of attorney and (ii) the termination of the Trust. Notwithstanding anything herein or in the Indenture to the contrary, the Master Servicer, and not the Indenture Trustee, shall be responsible for executing each Form 10-K filed on behalf of the Trust.

      (b) Each Form 8-K shall be filed by the Indenture Trustee within 15 days after each Distribution Date, with a copy of the statement to the Certificateholders for such Distribution Date as an exhibit thereto. Prior to March 30th of each year (or such earlier date as may be required or permitted by the Exchange Act and the Rules and Regulations of the Commission), the Indenture Trustee shall file a Form 10-K, in substance as required by applicable law or applicable Commission staff's interpretations. The Indenture Trustee shall prepare the Form 10-K and provide the Master Servicer with the Form 10-K no later than March 20th of each year. The Master Servicer shall execute such Form 10-K upon its receipt and shall provide the original of such executed Form 10-K to the Indenture Trustee no later than March 25th of each year. Such Form 10-K shall include as exhibits the Master Servicer's annual statement of compliance described under Section 3.16 and the accountant's report described under Section 3.17, in each case to the extent they have been timely delivered to the Indenture Trustee. If they are not so timely delivered, the Indenture Trustee shall file an amended Form 10-K including such documents as exhibits reasonably promptly after they are delivered to the Indenture Trustee. The Indenture Trustee shall have no liability with respect to any failure to properly prepare or file such periodic reports resulting from or relating to the Indenture Trustee's inability or failure to obtain any information not resulting from its own negligence or willful misconduct. The Form 10-K shall also include a certification in the form attached hereto as Exhibit C-1 (the "Certification"), in compliance with Rules 13a-14 and 15d-14 under the Exchange Act and any additional directives of the Commission, which shall be signed by the senior officer of the Master Servicer in charge of securitization.

      (c) In addition, the Indenture Trustee shall sign a certification (in the form attached hereto as Exhibit C-2) for the benefit of the Master Servicer and its officers, directors and Affiliates regarding certain aspects of items 1 through 3 of the Certification (provided, however, that the Indenture Trustee shall not undertake an analysis of any accountant's report attached as an exhibit to the Form 10-K).

      (d) In addition, (i) the Indenture Trustee shall indemnify and hold harmless the Master Servicer and the Depositor and their officers, directors and Affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach of the Indenture Trustee's obligations under this Section 4.06 caused by the Indenture Trustee's negligence, bad faith or willful misconduct in connection therewith, and (ii) the Master Servicer shall indemnify and hold harmless the Indenture Trustee, the Master Servicer, the Issuer and their respective officers, directors and Affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach of the Master Servicer's obligations under this Section 4.06 or the Master Servicer's negligence, bad faith or willful misconduct in connection therewith. If (i) the indemnification provided for herein is unavailable or insufficient to hold harmless the Master Servicer, then the Indenture Trustee agrees that it shall contribute to the amount paid or payable by the Master Servicer as a result of the losses, claims, damages or liabilities of the Master Servicer in such proportion as is appropriate to reflect the relative fault of the Master Servicer on the one hand and the Indenture Trustee on the other in connection with a breach of the Indenture Trustee's obligations under this Section 4.06 caused by the Indenture Trustee's negligence, bad faith or willful misconduct in connection therewith and (ii) the indemnification provided for herein is unavailable or insufficient to hold harmless the Indenture Trustee, then the Master Servicer agrees that it shall contribute to the amount paid or payable by the Indenture Trustee as a result of the losses, claims, damages or liabilities of the Indenture Trustee in such proportion as is appropriate to reflect the relative fault of the Indenture Trustee on the one hand and the Master Servicer on the other in connection with a breach of the Master Servicer's obligations under this Section
4.06 or the Master Servicer's negligence, bad faith or willful misconduct in connection therewith.

      (e) In the event the Commission permits separate or split certifications to be made with respect to the items currently contained in the Certification, the Indenture Trustee shall provide a certification with respect to items 1 and 2 and the Master Servicer shall provide a certification with respect to items 3, 4 and 5 contained within the Certification, in each case substantially in the form of the Certification attached as Exhibit C-1, or other form as indicated by the Commission for this purpose. In addition, the Indenture Trustee shall sign a certification (in the form attached hereto as Exhibit C-3) for the benefit of the Master Servicer and its officers, directors and Affiliates regarding certain aspects of item 3 of the Certification (provided, however, that the Indenture Trustee shall not undertake an analysis of any accountant's report attached as an exhibit to the Form 10-K).

      (f) Notwithstanding any other provision of the Basic Documents, the provisions of this Section 4.06 may be amended by the Master Servicer, the Issuer and the Indenture Trustee without the consent of the Securityholders but with the consent of the Bond Insurer.

      (g) Prior to January 30th of the first year in which the Indenture Trustee is able to do so under applicable law, the Indenture Trustee shall file with the Commission a Form 15D Suspension Notification with respect to the Trust.

                                    ARTICLE V

                               The Master Servicer

      Section 5.01 Liability of the Master Servicer. The Master Servicer shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Master Servicer herein.

      Section 5.02 Merger or Consolidation of or Assumption of the Obligations of the Master Servicer. Any corporation into which the Master Servicer may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Master Servicer shall be a party, or any corporation succeeding to the business of the Master Servicer, shall be the successor of the Master Servicer, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Master Servicer shall be qualified to sell mortgage loans to and service mortgage loans for Fannie Mae or Freddie Mac.

      The Master Servicer may assign its rights and delegate its duties and obligations under this Servicing Agreement; provided, that the Person accepting such assignment or delegation shall be a Person which is qualified to service mortgage loans on behalf of Fannie Mae or Freddie Mac, is reasonably satisfactory to the Indenture Trustee (as pledgee of the Mortgage Loans) and the Company (in its sole discretion) and the Bond Insurer, is willing to service the Mortgage Loans and executes and delivers to the Indenture Trustee and the Company an agreement, in form and substance reasonably satisfactory to the Bond Insurer, the Indenture Trustee and the Company, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Master Servicer under this Servicing Agreement; provided, further, that each Rating Agency's rating of the Class 1-A-1 Bonds, Class 1-A-2 Bonds and Class 2-A Bonds without regard to the Bond Insurance Policy or the Class 3-A-1, Class 3-A-2, Class 3-M-1, Class 3-M-2, Class 3-M-3, Class 3-M-4, Class 3-M-5, Class 4-A-1, Class 4-A-2, Class 4-M-1, Class 4-M-2 and Class 4-B Bonds in effect immediately prior to such assignment and delegation will not be qualified, reduced, or withdrawn as a result of such assignment and delegation (as evidenced by a letter to such effect from each Rating Agency) or considered to be below investment grade.

      Section 5.03 Limitation on Liability of the Master Servicer and Others. Neither the Master Servicer nor any of the directors or officers or employees or agents of the Master Servicer shall be under any liability to the Company, the Issuer, the Owner Trustee, the Indenture Trustee or the Bondholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Servicing Agreement, provided, however, that this provision shall not protect the Master Servicer or any such Person against any liability which would otherwise be imposed by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or by reason of its reckless disregard of its obligations and duties hereunder. The Master Servicer and any director or officer or employee or agent of the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Master Servicer and any director or officer or employee or agent of the Master Servicer shall be indemnified by the Company and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Servicing Agreement or the Bonds, including any amount paid to the Owner Trustee or the Indenture Trustee pursuant to
Section 5.06(b), other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Servicing Agreement) and any loss, liability or expense incurred by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or by reason of its reckless disregard of its obligations and duties hereunder. The Master Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Mortgage Loans in accordance with this Servicing Agreement, and which in its opinion may involve it in any expense or liability; provided, however, that the Master Servicer may in its sole discretion undertake any such action which it may deem necessary or desirable in respect of this Servicing Agreement, and the rights and duties of the parties hereto and the interests of the Securityholders hereunder. In such event, the reasonable legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Company, and the Master Servicer shall be entitled to be reimbursed therefor. The Master Servicer's right to indemnity or reimbursement pursuant to this Section 5.03 shall survive any resignation or termination of the Master Servicer pursuant to Section 5.04 or 6.01 with respect to any losses, expenses, costs or liabilities arising prior to such resignation or termination (or arising from events that occurred prior to such resignation or termination).

      Section 5.04 Master Servicer Not to Resign. Subject to the provisions of
Section 5.02, the Master Servicer shall not resign from the obligations and duties hereby imposed on it except (i) upon determination that the performance of its obligations or duties hereunder are no longer permissible under applicable law or (ii) upon satisfaction of the following conditions: (a) the Master Servicer has proposed a successor servicer to the Company, the Bond Insurer and the Indenture Trustee in writing and such proposed successor servicer is reasonably acceptable to the Company and the Indenture Trustee; and
(b) each Rating Agency shall have delivered a letter (obtained by and at the expense of the Master Servicer) to the Company, the Bond Insurer and the Indenture Trustee prior to the appointment of the successor servicer stating that the proposed appointment of such successor servicer as Master Servicer hereunder will not result in the reduction or withdrawal of the then current rating of the Bonds or the then current rating of the Bonds without taking into account the Bond Insurance Policy; and (c) such proposed successor servicer is acceptable to the Bond Insurer, as evidenced by a letter to the Company and the Indenture Trustee; provided, however, that no such resignation by the Master Servicer shall become effective until such successor servicer or, in the case of
(i) above, the Indenture Trustee, as pledgee of the Mortgage Loans, shall have assumed the Master Servicer's responsibilities and obligations hereunder or another successor Master Servicer has been appointed in accordance with Section
6.02. Any such resignation shall not relieve the Master Servicer of responsibility for any of the obligations specified in Sections 6.01 and 6.02 as obligations that survive the resignation or termination of the Master Servicer. The Master Servicer shall have no claim (whether by subrogation or otherwise) or other action against any Bondholder or the Bond Insurer for any amounts paid by the Master Servicer pursuant to any provision of this Servicing Agreement. Any such determination permitting the resignation of the Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Indenture Trustee and the Bond Insurer.

      Section 5.05 Delegation of Duties. In the ordinary course of business, the Master Servicer at any time may delegate any of its duties hereunder to any Person, including any of its Affiliates, who agrees to conduct such duties in accordance with standards comparable to those with which the Master Servicer complies pursuant to Section 3.01. Such delegation shall not relieve the Master Servicer of its liabilities and responsibilities with respect to such duties and shall not constitute a resignation within the meaning of Section 5.04.

      Section 5.06 Master Servicer to Pay Indenture Trustee's and Owner Trustee's Fees and Expenses; Indemnification. (a) The Master Servicer covenants and agrees to pay to the Owner Trustee, the Indenture Trustee and any co-trustee of the Indenture Trustee from time to time, and the Owner Trustee, the Indenture Trustee and any such co-trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by each of them in the execution of the trusts created under the Trust Agreement, the Indenture or any other Basic Document and in the exercise and performance of any of the powers and duties under the Trust Agreement or the Indenture, as the case may be, of the Owner Trustee, the Indenture Trustee and any co-trustee of the Indenture Trustee, and the Master Servicer will pay or reimburse (i) the Indenture Trustee and any co-trustee upon request for all reasonable expenses, disbursements and advances incurred or made by the Indenture Trustee or any co-trustee of the Indenture Trustee in accordance with any of the provisions of this Servicing Agreement or any other Basic Document except any such expense, disbursement or advance as may arise from its negligence or bad faith and (ii) the Owner Trustee upon request for all reasonable expenses, disbursements and advances incurred or made by the Owner Trustee in accordance with any of the provisions of this Servicing Agreement except any such expense, disbursement or advance as may arise from its willful misconduct, gross negligence or bad faith or grossly negligent failure to act.

      (b) The Master Servicer agrees to indemnify the Indenture Trustee and the Owner Trustee for, and to hold the Indenture Trustee and the Owner Trustee, as the case may be, harmless against, any claim, tax, penalty, loss, liability or expense of any kind whatsoever, incurred without negligence (gross negligence in the case of the Owner Trustee) or willful misconduct on its part, arising out of, or in connection with, the failure by the Master Servicer to perform its duties in compliance with this Servicing Agreement, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against any claim in connection with the exercise or performance of any of its powers or duties under any Basic Document, provided that:

            (i) with respect to any such claim, the Indenture Trustee or Owner Trustee, as the case may be, shall have given the Master Servicer written notice thereof promptly after the Indenture Trustee or Owner Trustee, as the case may be, shall have actual knowledge thereof, it being understood that failure to give such notice shall not relieve the Master Servicer of its indemnification obligations hereunder;

            (ii) while maintaining control over its own defense, the Company, the Indenture Trustee or Owner Trustee, as the case may be, shall cooperate and consult fully with the Master Servicer in preparing such defense; and

            (iii) notwithstanding anything in this Servicing Agreement to the contrary, the Master Servicer shall not be liable for settlement of any claim by the Indenture Trustee or the Owner Trustee, as the case may be, entered into without the prior consent of the Master Servicer, which consent shall not be unreasonably withheld.

      (c) The Master Servicer agrees to indemnify the Owner Trustee for, and to hold the Owner Trustee, harmless against, any claim, tax, penalty, loss, liability or expense of any kind whatsoever, in connection with the Owner Trustee's duties under any of the Basic Documents, except to the extent that such claim, tax, penalty, loss liability or expense is (i) caused by the Owner Trustee's own willful misconduct, gross negligence or bad faith or grossly negligent failure to act or (ii) incurred as a result of the inaccuracy of any representation or warranty contained in Section 6.03 of the Trust Agreement expressly made by the Owner Trustee.

      (d) No termination of this Servicing Agreement or the resignation or removal of the Owner Trustee or the Indenture Trustee shall affect the obligations created by this Section 5.06 of the Master Servicer to indemnify the Indenture Trustee and the Owner Trustee under the conditions and to the extent set forth herein. This section shall survive the termination of this Servicing Agreement and the resignation or removal of the Master Servicer. Any amounts to be paid by the Master Servicer pursuant to this Subsection may not be paid from the Trust Estate.

                                   ARTICLE VI

                                     Default

      Section 6.01 Servicing Default. If any one of the following events (each, a "Servicing Default") shall occur and be continuing:

            (i) Any failure by the Master Servicer to deposit in the Collection Account or Payment Account any deposit required to be made under the terms of this Servicing Agreement, including any Advances and Compensating Interest (other than Servicing Advances), which continues unremedied for a period of one (1) Business Day after the date upon which written notice of such failure shall have been given to the Master Servicer by the Company, the Issuer or the Indenture Trustee or to the Master Servicer, the Company, the Issuer and the Indenture Trustee by the Bond Insurer; or

            (ii) Failure on the part of the Master Servicer duly to observe or perform in any material respect any other covenants or agreements of the Master Servicer (including Servicing Advances) set forth in the Bonds or in this Servicing Agreement, which failure, in each case, materially and adversely affects the interests of Bondholders or the Bond Insurer and which continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, and stating that such notice is a "Notice of Default" hereunder, shall have been given to the Master Servicer by the Company, the Issuer, the Indenture Trustee or the Bond Insurer; or

            (iii) The entry against the Master Servicer of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a trustee, conservator, receiver or liquidator in any insolvency, conservatorship, receivership, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

            (iv) The Master Servicer shall voluntarily go into liquidation, consent to the appointment of a conservator, receiver, liquidator or similar person in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Master Servicer or of or relating to all or substantially all of its property, or a decree or order of a court, agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver, liquidator or similar person in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged, unbonded or unstayed for a period of 60 days; or the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations; or

            (v) Any failure by the Seller (so long as the Seller is the Master Servicer) or the Master Servicer, as the case may be, to pay when due any amount payable by it under the terms of the Insurance Agreement which continues unremedied immediately after the date upon which written notice of such failure shall have been given to the Seller (so long as the Seller is the Master Servicer) or the Master Servicer, as the case may be; or

            (vi) Failure on the part of the Seller or the Master Servicer to duly perform in any material respect any covenant or agreement set forth in the Insurance Agreement, which failure continues unremedied for a period of 30 days (5 days in the event of a failure to enforce the Radian Lender-Paid PMI Policy) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Seller or the Master Servicer (with a copy to the Indenture Trustee), as the case may be, by the Bond Insurer; or

            (vii) The occurrence of a Group 4 Trigger Event.

then, (a) and in every such case, other than that set forth in (v), (vi) or
(vii) hereof, so long as a Servicing Default shall not have been remedied by the Master Servicer, either the Issuer, subject to the direction of the Indenture Trustee as pledgee of the Mortgage Loans, with the consent of the Bond Insurer, or the Bond Insurer, or if a Bond Insurer Default exists, the holders of at least 51% of the aggregate Bond Principal Balance of each Class of Bonds, by notice then given in writing to the Master Servicer (and to the Indenture Trustee and the Issuer if given by the Bond Insurer) or (b) in the case of the events set forth in (v), (vi) or (vii) hereof, the Bond Insurer, or if a Bond Insurer Default exists, the holders of at least 51% of the aggregate Bond Principal Balance of each Class of Bonds may, by notice to the Master Servicer, terminate all of the rights and obligations of the Master Servicer as servicer under this Servicing Agreement other than its right to receive servicing compensation and expenses for servicing the Mortgage Loans hereunder during any period prior to the date of such termination and the Issuer, subject to the direction of the Indenture Trustee as pledgee of the Mortgage Loans, with the consent of the Bond Insurer, or the Bond Insurer may exercise any and all other remedies available at law or equity; provided, however, that the successor to the Master Servicer appointed pursuant to Section 6.02 shall have accepted the duties of Master Servicer effective upon the resignation or termination of the Master Servicer. Any such notice to the Master Servicer shall also be given to each Rating Agency, the Bond Insurer, the Company and the Issuer. On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Servicing Agreement, whether with respect to the Bonds or the Mortgage Loans or otherwise, shall pass to and be vested in the Indenture Trustee, pursuant to and under this Section 6.01; and, without limitation, the Indenture Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of each Mortgage Loan and related documents, or otherwise. Notwithstanding the foregoing, the parties hereto and the Securityholders by their acceptance of any Security, acknowledge and agree that there will be a period of transition before the actual servicing functions can be fully transferred to the Indenture Trustee, as successor Master Servicer, or to a successor Master Servicer appointed by the Indenture Trustee pursuant to the provisions hereof, provided, that the Indenture Trustee shall use its reasonable best efforts to succeed to the actual servicing functions or find a successor Master Servicer as soon as possible but no later than 90 days after such termination. The Master Servicer agrees to cooperate with the Indenture Trustee in effecting the termination of the responsibilities and rights of the Master Servicer hereunder, including, without limitation, the transfer to the Indenture Trustee or the successor Master Servicer for administration by it of (i) the property and amounts which are then or should be part of the Trust Fund or which thereafter become part of the Trust Estate; (ii) originals or copies of all documents of the Master Servicer reasonably requested by the Indenture Trustee to enable it to assume the Master Servicer's duties thereunder; (iii) the rights and obligations of the Master Servicer under the Subservicing Agreements with respect to the Mortgage Loans; (iv) all cash amounts which shall at the time be deposited by the Master Servicer or should have been deposited to the Collection or the Payment Account or thereafter be received with respect to the Mortgage Loans; and (v) all costs or expenses associated with the complete transfer of all servicing data and the completion, correction or manipulation of such servicing data as may be required by the Indenture Trustee or any successor Master Servicer to correct any errors or insufficiencies in the servicing data or otherwise to enable the Indenture Trustee or successor Master Servicer to service the Mortgage Loans properly and effectively. All reasonable costs and expenses (including, but not limited to, attorneys' fees) incurred in connection with the succession as Master Servicer, including amending this Servicing Agreement to reflect such succession as Master Servicer pursuant to this Section
6.01 shall be paid by the predecessor Master Servicer (or if the predecessor Master Servicer is the Indenture Trustee, the initial Master Servicer) upon presentation of reasonable documentation of such costs and expenses, and if not so paid by the predecessor Master Servicer, shall be reimbursed by the Trust pursuant to Section 6.07 of the Indenture.

      Notwithstanding any termination of the activities of the Master Servicer hereunder, the Master Servicer shall be entitled to receive, out of any late collection of a payment on a Mortgage Loan which was due prior to the notice terminating the Master Servicer's rights and obligations hereunder and received after such notice, that portion to which the Master Servicer would have been entitled pursuant to Sections 3.07 and 3.15 as well as its Master Servicing Fee in respect thereof, and any other amounts payable to the Master Servicer hereunder the entitlement to which arose prior to the termination of its activities hereunder.

      Notwithstanding the foregoing, a delay in or failure of performance under
Section 6.01(i) after the applicable grace periods specified in such Section, shall not constitute a Servicing Default if such delay or failure could not be prevented by the exercise of reasonable diligence by the Master Servicer and such delay or failure was caused by an act of God or the public enemy, acts of declared or undeclared war, public disorder, rebellion or sabotage, epidemics, landslides, lightning, fire, hurricanes, earthquakes, floods or similar causes. The preceding sentence shall not relieve the Master Servicer from using reasonable efforts to perform its respective obligations in a timely manner in accordance with the terms of this Servicing Agreement and the Master Servicer shall provide the Indenture Trustee, the Bond Insurer and the Bondholders with notice of such failure or delay by it, together with a description of its efforts to so perform its obligations. The Master Servicer shall immediately notify the Indenture Trustee, the Bond Insurer and the Owner Trustee in writing of any Servicing Default.

      Section 6.02 Indenture Trustee to Act; Appointment of Successor. Within 90 days of the time the Master Servicer receives a notice of termination pursuant to Section 6.01 or sends a notice pursuant to clause (i) of Section 5.04, the Indenture Trustee on behalf of the Bondholders and the Bond Insurer, or other successor appointed in accordance with this Section 6.02, shall be the successor in all respects to the Master Servicer in its capacity as servicer under this Servicing

Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer by the terms and provisions hereof, including but not limited to the provisions of Article VIII. Nothing in this Servicing Agreement shall be construed to permit or require the Indenture Trustee or any other successor Master Servicer to (i) succeed to the responsibilities, duties and liabilities of the initial Master Servicer in its capacity as the Seller under the Mortgage Loan Purchase Agreement, (ii) be responsible or accountable for any act or omission of the Master Servicer prior to the effectiveness of the Master Servicer's termination hereunder, (iii) require or obligate the Indenture Trustee, in its capacity as successor Master Servicer, to purchase, repurchase or substitute any Mortgage Loan, (iv) fund any losses on any Eligible Investment directed by any other Master Servicer, or (v) be responsible for the representations and warranties of the Master Servicer, except as provided herein; provided, however, that the Indenture Trustee, as successor Master Servicer, shall be required to make any Advances to the extent that the Master Servicer failed to make such Advances, to the extent such Advance is not determined by the Indenture Trustee to be nonrecoverable. As compensation therefor, the Indenture Trustee shall be entitled to such compensation as the Master Servicer would have been entitled to hereunder if no such notice of termination had been given. Notwithstanding the above, (i) if the Indenture Trustee is unwilling to act as successor Master Servicer, or (ii) if the Indenture Trustee is legally unable so to act, the Indenture Trustee on behalf of the Bondholders and the Bond Insurer may (in the situation described in clause (i)) or shall (in the situation described in clause (ii)) appoint or petition a court of competent jurisdiction to appoint any established housing and home finance institution, bank or other mortgage loan servicer having a net worth of not less than $10,000,000 as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder; provided that the appointment of any such successor Master Servicer shall be acceptable to the Bond Insurer, as evidenced by the Bond Insurer's prior written consent and provided further that the appointment of any such successor Master Servicer will not result in the qualification, reduction or withdrawal of the ratings assigned to the Class 1-A-1, Class 1-A-2 and Class 2-A Bonds without regard to the Bond Insurance Policy or the Class 3-A-1, Class 3-A-2, Class 3-M-1, Class 3-M-2, Class 3-M-3, Class 3-M-4, Class 3-M-5, Class 4-A-1, Class 4-A-2, Class 4-M-1, Class 4-M-2 and Class 4-B Bonds by the Rating Agencies. Pending appointment of a successor to the Master Servicer hereunder, unless the Indenture Trustee is prohibited by law from so acting or is unwilling to act as such, the Indenture Trustee shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the successor shall be entitled to receive compensation out of payments on Mortgage Loans in an amount equal to the compensation which the Master Servicer would otherwise have received pursuant to Section 3.15 (or such lesser compensation as the Indenture Trustee and such successor shall agree). The appointment of a successor Master Servicer shall not affect any liability of the predecessor Master Servicer which may have arisen under this Servicing Agreement prior to its termination as Master Servicer (including, without limitation, the obligation to purchase Mortgage Loans pursuant to Section 3.01, to pay any deductible under an insurance policy pursuant to Section 3.11 or to indemnify the Indenture Trustee pursuant to Section 5.06), nor shall any successor Master Servicer be liable for any acts or omissions of the predecessor Master Servicer or for any breach by such Master Servicer of any of its representations or warranties contained herein or in any related document or agreement. The Indenture Trustee, the Custodian and such successor shall take such action, consistent with this Servicing Agreement, as shall be necessary to effectuate any such succession.

      In connection with the termination or resignation of the Master Servicer hereunder, either (i) the successor Master Servicer, including the Indenture Trustee if the Indenture Trustee is acting as successor Master Servicer, shall represent and warrant that it is a member of MERS in good standing and shall agree to comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS, in which case the predecessor Master Servicer shall cooperate with the successor Master Servicer in causing MERS to revise its records to reflect the transfer of servicing to the successor Master Servicer as necessary under MERS' rules and regulations, or (ii) the predecessor Master Servicer shall cooperate with the successor Master Servicer in causing MERS to execute and deliver an assignment of Mortgage in recordable form to transfer the Mortgage from MERS to the Indenture Trustee and to execute and deliver such other notices, documents and other instruments as may be necessary or desirable to effect a transfer of such Mortgage Loan or servicing of such Mortgage Loan on the MERS(R) System to the successor Master Servicer. The predecessor Master Servicer shall file or cause to be filed any such assignment in the appropriate recording office. The predecessor Master Servicer shall bear any and all fees of MERS, costs of preparing any assignments of Mortgage, and fees and costs of filing any assignments of Mortgage that may be required under this Section 6.02. The successor Master Servicer shall cause such assignment to be delivered to the Indenture Trustee promptly upon receipt of the original with evidence of recording thereon or a copy certified by the public recording office in which such assignment was recorded.

      (b) Any successor, including the Indenture Trustee on behalf of the Bondholders, to the Master Servicer as servicer shall during the term of its service as servicer (i) continue to service and administer the Mortgage Loans for the benefit of the Securityholders and the Bond Insurer, (ii) maintain in force a policy or policies of insurance covering errors and omissions in the performance of its obligations as Master Servicer hereunder and a fidelity bond in respect of its officers, employees and agents to the same extent as the Master Servicer is so required pursuant to Section 3.11(g).

      (c) Any successor Master Servicer, including the Indenture Trustee on behalf of the Bondholders, shall not be deemed to be in default or to have breached its duties hereunder if the predecessor Master Servicer shall fail to deliver any required deposit to the Collection Account or otherwise cooperate with any required servicing transfer or succession hereunder.

      (d) Notwithstanding anything else herein to the contrary, in no event shall the Indenture Trustee be liable for any servicing fee or any differential in the amount of the servicing fee paid hereunder and the amount necessary to induce any successor Servicer to act as a successor Servicer under this Servicing Agreement and the transactions set forth or provided for herein.

      Section 6.03 Notification to Bondholders. Upon any termination or appointment of a successor to the Master Servicer pursuant to this Article VI or
Section 5.04, the Indenture Trustee shall give prompt written notice thereof to the Bondholders, the Owner Trustee, the Bond Insurer, the Company, the Issuer and each Rating Agency.

      Section 6.04 Waiver of Defaults. The Indenture Trustee shall transmit by mail to all Bondholders and the Bond Insurer, within 10 days after the occurrence of any Servicing Default known to the Indenture Trustee, unless such Servicing Default shall have been cured, notice of each such Servicing Default hereunder known to a Responsible Officer of the Indenture Trustee. The

Bond Insurer, or if a Bond Insurer Default exists, the holders of at least 51% of the aggregate Bond Principal Balance of the Bonds may waive any default by the Master Servicer in the performance of its obligations hereunder and the consequences thereof, except a default in the making of or the causing to be made any required distribution on the Bonds. Upon any such waiver of a past default, such default shall be deemed to cease to exist, and any Servicing Default arising therefrom shall be deemed to have been timely remedied for every purpose of this Servicing Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived. The Master Servicer shall give notice of any such waiver to the Rating Agencies.

                                   ARTICLE VII

                            Miscellaneous Provisions

      Section 7.01 Amendment. This Servicing Agreement may be amended from time to time by the parties hereto, provided that any amendment be accompanied by a letter from the Rating Agencies that the amendment will not result in the downgrading or withdrawal of the rating then assigned to the Bonds or the rating then assigned to the Bonds without taking into account the Bond Insurance Policy, and the consent of the Bond Insurer and the Indenture Trustee.

      Section 7.02 GOVERNING LAW. THIS SERVICING AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

      Section 7.03 Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if when delivered to:

      (a)   in the case of the Master Servicer: Impac Funding Corporation
                                                1401 Dove Street
                                                Newport Beach, California 92660
                                                Attention: General Counsel

      (b)   in the case of the Bond Insurer:    Financial Guaranty Insurance
                                                Corporation
                                                125 Park Avenue
                                                New York, New York 10017
                                                Attention: Research and Risk
                                                           Management

      (c)   in the case of Rating Agencies:     Moody's Investors Service, Inc.
                                                4th Floor
                                                99 Church Street
                                                New York, New York 10007
                                                Attention: Residential Mortgage
                                                           Monitoring Unit

                                                Standard & Poor's, a division of
                                                The McGraw-Hill Companies, Inc.
                                                55 Water Street - 41st Floor
                                                New York, New York 10041
                                                Attention: Asset Backed
                                                           Surveillance Group

      (d)   in the case of the Owner Trustee,
            the Corporate Trust Office:         Wilmington Trust Company
                                                Rodney Square North

                                               1100 North Market Street
                                               Wilmington, Delaware 19890
                                               Attention: Corporate Trust
                                                          Administration

      (e)   in the case of the Issuer,
            to Impac CMB Trust Series 2004-10: c/o IMH Assets Corp.
                                               1401 Dove Street
                                               Newport Beach, California 92660
                                               Attention: General Counsel

      (f)   in the case of the Indenture Trustee: Deutsche Bank National Trust
                                               Company
                                               1761 East St. Andrew Place
                                               Santa Ana, California 92705
                                               Attention: Impac CMB Trust Series
                                               2004-10 (IM0410)

or, as to each party, at such other address as shall be designated by such party in a written notice to each other party. Any notice required or permitted to be mailed to a Bondholder shall be given by first class mail, postage prepaid, at the address of such Bondholder as shown in the Bond Register. Any notice so mailed within the time prescribed in this Servicing Agreement shall be conclusively presumed to have been duly given, whether or not the Bondholder receives such notice. Any notice or other document required to be delivered or mailed by the Indenture Trustee to any Rating Agency shall be given on a reasonable efforts basis and only as a matter of courtesy and accommodation and the Indenture Trustee shall have no liability for failure to deliver such notice or document to any Rating Agency.

      Section 7.04 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Servicing Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Servicing Agreement and shall in no way affect the validity or enforceability of the other provisions of this Servicing Agreement or of the Bonds or the rights of the Bondholders thereof.

      Section 7.05 Third-Party Beneficiaries. This Servicing Agreement will inure to the benefit of and be binding upon the parties hereto, the Bondholders, the Bond Insurer, the Owner Trustee, the Indenture Trustee and their respective successors and permitted assigns. Except as otherwise provided in this Servicing Agreement, no other Person will have any right or obligation hereunder. The Indenture Trustee shall have the right to exercise all rights of the Issuer under this Agreement.

      Section 7.06 Counterparts. This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

      Section 7.07 Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

      Section 7.08 Termination. The respective obligations and responsibilities of the Master Servicer and the Issuer created hereby shall terminate upon the satisfaction and discharge of the Indenture pursuant to Section 4.10 thereof.

      Section 7.09 No Petition. The Master Servicer, by entering into this Servicing Agreement, hereby covenants and agrees that it will not at any time institute against the Issuer, or join in any institution against the Issuer, any bankruptcy proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations of the Issuer. This section shall survive the termination of this Servicing Agreement by one year.

      Section 7.10 No Recourse. The Master Servicer acknowledges that no recourse may be had against the Issuer, except as may be expressly set forth in this Servicing Agreement.

                                  ARTICLE VIII

                          Duties of the Master Servicer

      Section 8.01 Administrative Duties. (a) Duties with Respect to the Indenture. The Master Servicer shall perform all its duties and the duties of the Issuer under the Indenture. In addition, the Master Servicer shall consult with the Owner Trustee as the Master Servicer deems appropriate regarding the duties of the Issuer under the Indenture. The Master Servicer shall monitor the performance of the Issuer and shall advise the Owner Trustee when action is necessary to comply with the Issuer's duties under the Indenture. The Master Servicer shall prepare for execution by the Issuer or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer to prepare, file or deliver pursuant to the Indenture. In furtherance of the foregoing, the Master Servicer shall take all necessary action that is the duty of the Issuer to take pursuant to the Indenture.

      (b) Duties with Respect to the Issuer.

            (i) In addition to the duties of the Master Servicer set forth in this Servicing Agreement or any of the Basic Documents, the Master Servicer shall perform such calculations and shall prepare for execution by the Issuer or the Owner Trustee or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer or the Owner Trustee to prepare, file or deliver pursuant to this Servicing Agreement or any of the Basic Documents or under state and federal tax and securities laws, and at the request of the Owner Trustee, the Indenture Trustee or the Bond Insurer shall take all appropriate action that it is the duty of the Issuer to take pursuant to this Servicing Agreement or any of the Basic Documents. In accordance with the directions of the Issuer, the Bond Insurer or the Owner Trustee, the Master Servicer shall administer, perform or supervise the performance of such other activities in connection with the Bonds (including the Basic Documents) as are not covered by any of the foregoing provisions and as are expressly requested by the Issuer, the Indenture Trustee, the Bond Insurer or the Owner Trustee.

            (ii) Notwithstanding anything in this Servicing Agreement or any of the Basic Documents to the contrary, the Master Servicer shall be responsible for promptly notifying the Owner Trustee and the Bond Insurer in the event that any withholding tax is imposed on the Issuer's payments (or allocations of income) to an Owner (as defined in the Trust Agreement) as contemplated in Section 5.03 of the Trust Agreement. Any such notice shall be in writing and specify the amount of any withholding tax required to be withheld by the Owner Trustee pursuant to such provision.

            (iii) In carrying out the foregoing duties or any of its other obligations under this Servicing Agreement, the Master Servicer may enter into transactions with or otherwise deal with any of its Affiliates; provided, however, that the terms of any such transactions or dealings shall be in accordance with any directions received from the Issuer and shall be, in the Master Servicer's opinion, no less favorable to the Issuer in any material respect than with terms made available to unrelated third parties.

      (c) Tax Matters. The Master Servicer shall prepare, on behalf of the Owner Trustee, financial statements and such annual or other reports of the Issuer as are necessary for the preparation by the Indenture Trustee of tax returns and information reports as provided in Section 5.03 of the Trust Agreement, including, without limitation, Form 1099.

      (d) Non-Ministerial Matters. With respect to matters that in the reasonable judgment of the Master Servicer are non-ministerial, the Master Servicer shall not take any action pursuant to this Article VIII unless within a reasonable time before the taking of such action, the Master Servicer shall have notified the Owner Trustee, the Bond Insurer and the Indenture Trustee of the proposed action and the Owner Trustee and the Bond Insurer and, with respect to items (A), (B), (C) and (D) below, the Indenture Trustee shall not have withheld consent or provided an alternative direction. For the purpose of the preceding sentence, "non-ministerial matters" shall include:

                  (A) the amendment of or any supplement to the Indenture;

                  (B) the initiation of any claim or lawsuit by the Issuer and the compromise of any action, claim or lawsuit brought by or against the Issuer (other than in connection with the collection of the Mortgage Loans);

                  (C) the amendment, change or modification of this Agreement or any of the Basic Documents;

                  (D) the appointment of successor Certificate Paying Agents and successor Indenture Trustees pursuant to the Indenture or the appointment of successor Servicers or the consent to the assignment by the Certificate Registrar, Paying Agent or Indenture Trustee of its obligations under the Indenture; and

                  (E) the removal of the Indenture Trustee.

      Section 8.02 Records. The Master Servicer shall maintain appropriate books of account and records relating to services performed under this Servicing Agreement, which books of account and records shall be accessible for inspection by the Issuer, the Indenture Trustee and the Bond Insurer at any time during normal business hours.

      Section 8.03 Additional Information to be Furnished. The Master Servicer shall furnish to the Issuer, the Bond Insurer and the Indenture Trustee from time to time such additional information regarding the Mortgage Loans and the Bonds as the Issuer, the Bond Insurer and the Indenture Trustee shall reasonably request.

      IN WITNESS WHEREOF, the Master Servicer, the Issuer and the Indenture Trustee have caused this Servicing Agreement to be duly executed by their respective officers or representatives all as of the day and year first above written.

                                 IMPAC FUNDING CORPORATION,
                                 as Master Servicer

                                 By:___________________________________

                                 Name:  Lisa Duehring
                                 Title: Senior Vice President


                                 IMPAC CMB TRUST SERIES 2004-10,
                                 as Issuer

                                 Wilmington Trust Company, not in its individual capacity, but solely as Owner Trustee

                                 By:___________________________________
                                 Name:
                                 Title:


                                 DEUTSCHE BANK NATIONAL TRUST COMPANY,
                                 as Indenture Trustee

                                 By:___________________________________
                                 Name:
                                 Title:


                                 By:___________________________________
                                 Name:
                                 Title:

                                 Acknowledged and agreed with respect to
                                 Section 5.03 hereof:

                                 IMH ASSETS CORP.,
                                 as Depositor


                                 By:___________________________________
                                 Name:  Richard J. Johnson
                                 Title: Chief Financial Officer

                                    EXHIBIT A
                             MORTGAGE LOAN SCHEDULE
                                (Filed Manually)

                                    EXHIBIT B
                           FORM OF REQUEST FOR RELEASE

DATE:

TO:

RE:   REQUEST FOR RELEASE OF DOCUMENTS

In connection with your administration of the Mortgage Loans, we request the release of the Mortgage File described below.

Servicing Agreement Dated:
Series #:
Account #:
Pool #:
Loan #:
Borrower Name(s):
Reason for Document Request: (circle one)   Mortgage Loan Prepaid in Full
                                            Other
                                            Mortgage Loan Repurchased

Please deliver the Mortgage File to ____________________________________________
________________________________________________________________________________

"We hereby certify that all amounts received or to be received in connection with such payments which are required to be deposited have been or will be so deposited as provided in the Servicing Agreement."


____________________________
[Name of Master Servicer]
Authorized Signature

********************************************************************************

TO CUSTODIAN: Please acknowledge this request, and check off documents being enclosed with a copy of this form. You should retain this form for your files in accordance with the terms of the Servicing Agreement.

                              Enclosed Documents: |_|  Promissory Note
                                                  |_|  Primary Insurance Policy
                                                  |_|  Mortgage or Deed of Trust
                                                  |_|  Assignment(s) of Mortgage
                                                       or Deed of Trust
                                                  |_|  Title Insurance Policy
_______________________                           |_|  Other:
Name

_______________________
Title

_______________________
Date

                                   EXHIBIT C-1

           FORM OF CERTIFICATION TO BE PROVIDED BY THE MASTER SERVICER
                                 WITH FORM 10-K

            Re:   Impac CMB Trust Series 2004-10
                  Collateralized Asset-Backed Bonds, Series 2004-10

            I, [identify the certifying individual], certify that:

            l. I have reviewed this annual report on Form 10-K, and all reports on Form 8-K containing distribution or servicing reports filed in respect of periods included in the year covered by this annual report, of IMH Assets Corp. (the "Registrant");

            2. Based on my knowledge, the information in these reports, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by this annual report;

            3. Based on my knowledge, the servicing information required to be provided to the Indenture Trustee by the Master Servicer under the Servicing Agreement is included in these reports;

            4. I am responsible for reviewing the activities performed by the Master Servicer under the Servicing Agreement and based upon the review required under the Servicing Agreement, and except as disclosed in the report, the Master Servicer has fulfilled its obligations under the Servicing Agreement; and

            5. I have disclosed to the Registrant's certified public accountants all significant deficiencies relating to the Master Servicer's compliance with the minimum servicing standards in accordance with a review conducted in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar standard as set forth in the Servicing Agreement.

            Capitalized terms used but not defined herein have the meanings ascribed to them in Appendix A to the Indenture, dated November 24, 2004 (the "Indenture"), between Impac CMB Trust Series 2004-10, as issuer, and Deutsche Bank National Trust Company, as indenture trustee.

                                               IMPAC FUNDING CORPORATION


                                               By:______________________________
                                               Name:
                                               Title:
                                               Date:


                                      C-1-1

                                   EXHIBIT C-2

                           FORM OF CERTIFICATION TO BE
              PROVIDED TO MASTER SERVICER BY THE INDENTURE TRUSTEE

            Re: Impac CMB Trust Series 2004-10 (the "Trust" or the "Issuer") Collateralized Asset-Backed Bonds, Series 2004-10

            I, [identify the certifying individual], a [title] of Deutsche Bank National Trust Company, as Indenture Trustee of the Trust, hereby certify to Impac Funding Corporation and its officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

            1. I have reviewed the annual report on Form 10-K for the fiscal year [___], and all reports on Form 8-K containing distribution reports filed in respect of periods included in the year covered by that annual report, of the Issuer relating to the above-referenced trust;

            2. Based on my knowledge, the information in these distribution reports prepared by the Indenture Trustee, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by that annual report; and

            3. Based on my knowledge, the distribution information required to be provided by the Indenture Trustee under the Indenture is included in these distribution reports.

            Capitalized terms used but not defined herein have the meanings ascribed to them in Appendix A to the Indenture, dated November 24, 2004 (the "Indenture"), between Impac CMB Trust Series 2004-10, as issuer, and Deutsche Bank National Trust Company, as indenture trustee.

                                            DEUTSCHE BANK NATIONAL TRUST
                                            COMPANY, as Indenture Trustee


                                            By:_________________________________
                                            Name:
                                            Title:
                                            Date:


                                      C-2-1

                                   EXHIBIT C-3

                           FORM OF CERTIFICATION TO BE
              PROVIDED TO MASTER SERVICER BY THE INDENTURE TRUSTEE

            Re: Impac CMB Trust Series 2004-10 (the "Trust" or the "Issuer") Collateralized Asset-Backed Bonds, Series 2004-10

            I, [identify the certifying individual], a [title] of Deutsche Bank National Trust Company, as Indenture Trustee of the Trust, hereby certify to Impac Funding Corporation and its officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

            1. Based on my knowledge, the distribution information required to be provided by the Indenture Trustee under the Indenture is included in these distribution reports.

            Capitalized terms used but not defined herein have the meanings ascribed to them in Appendix A to the Indenture, dated November 24, 2004 (the "Indenture"), between Impac CMB Trust Series 2004-10, as issuer, and Deutsche Bank National Trust Company, as indenture trustee.

                                           DEUTSCHE BANK NATIONAL TRUST
                                           COMPANY, as Indenture Trustee


                                           By:__________________________________
                                           Name:
                                           Title:
                                           Date:


                                      C-3-1